(EL PASO LOGO)

Dear El Paso Stockholder:

     We cordially invite you to attend our 2004 Annual Meeting of Stockholders. The Annual Meeting will be held on November 18, 2004, beginning at 8:30 a.m. (local/Central time) at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010.

     At this year's Annual Meeting, you will be asked to vote on the election of directors, the ratification of PricewaterhouseCoopers' appointment as independent auditors and two stockholder proposals.

     With regard to the election of directors, you should know that your company is well-governed. By any of the multitude of contemporary measures of good corporate governance, we are a leader. Ten of our 12 nominee directors are independent. We have a separate Chairman and CEO. We do not have a staggered board, so each of our directors stands for election every year, and we do not have a poison pill. But as important as any of this, we have an active and engaged Board with the right mix of leadership, industry, finance, academic and legal experience to help guide this company, and we recently added two outstanding nominees.

     I urge you to vote for your Board's nominees. Your vote is important. I hope you will be able to attend the meeting, but if you cannot, please vote your proxy as soon as you can.

                                                        Sincerely,

                                                  -s- Douglas L. Foshee

                                                    DOUGLAS L. FOSHEE
                                          President and Chief Executive Officer

Houston, Texas
October 7, 2004

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 18, 2004

     On November 18, 2004, El Paso Corporation will hold its 2004 Annual Meeting of Stockholders at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010. The Annual Meeting will begin at 8:30 a.m. (local/Central time).

     Only El Paso stockholders who owned shares of common stock at the close of business on September 20, 2004, are entitled to notice of, and can vote at, this Annual Meeting or any adjournments or postponements that may take place. At the Annual Meeting you will be asked to take action and consider proposals:

          1. To elect 12 directors, each to hold office for a term of one year; and

          2. To ratify the appointment of PricewaterhouseCoopers LLP as independent certified public accountants to audit El Paso's financial statements for the fiscal year ending December 31, 2004.

     We will also attend to any other business properly presented at the Annual Meeting. In that regard, you may also vote on two proposals submitted by stockholders if they are presented at the Annual Meeting. These proposals are described in the attached proxy statement.

                                          By Order of the Board of
                                          Directors

                                          /s/ David L. Siddall
                                              David L. Siddall
                                            Corporate Secretary

Houston Texas
October 7, 2004

                             ATTENDING THE MEETING

     IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND ARE A STOCKHOLDER OF RECORD, BRING WITH YOU A FORM OF GOVERNMENT-ISSUED PERSONAL IDENTIFICATION TO THE ANNUAL MEETING. IF YOU OWN STOCK THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU WILL NEED PROOF OF OWNERSHIP AS OF THE RECORD DATE TO ATTEND THE ANNUAL MEETING. IF YOU ARE AN AUTHORIZED PROXY HOLDER, YOU MUST PRESENT THE PROPER DOCUMENTATION. PLEASE SEE PAGES 2 AND 3 FOR MORE INFORMATION ON WHAT DOCUMENTS YOU WILL NEED FOR ADMISSION TO THE ANNUAL MEETING. REGISTRATION WILL BEGIN AT 7:00 A.M. (LOCAL/CENTRAL TIME), AND SEATING WILL BE ON A "FIRST COME FIRST SERVED" BASIS. NO CAMERAS, RECORDING EQUIPMENT OR OTHER ELECTRONIC DEVICES WILL BE ALLOWED IN THE MEETING ROOM. IF YOU DO NOT PROVIDE PHOTO IDENTIFICATION OR COMPLY WITH THE OTHER PROCEDURES OUTLINED ABOVE UPON REQUEST, YOU MAY NOT BE ADMITTED TO THE ANNUAL MEETING.

                               TABLE OF CONTENTS

                                                               PAGE
PROXY STATEMENT                                               NUMBER
---------------                                               ------
General Information about the Annual Meeting and Voting.....     2
Corporate Governance........................................     6
Information about the Board of Directors and Committees.....     8
Proposal No. 1 -- Election of Directors.....................    14
Security Ownership of Certain Beneficial Owners and
  Management................................................    19
Executive Compensation......................................    21
     Summary Compensation Table.............................    21
     Option Grants in 2003..................................    23
     Aggregated Option Exercises in 2003 and Fiscal Year-End
      Option Values.........................................    23
     Long-Term Incentive Plans -- Awards in 2003 Restricted
      Stock.................................................    24
     Long-Term Incentive Plans -- Awards in 2003 Performance
      Units.................................................    24
     Pension Plan...........................................    25
Performance Graph...........................................    27
Certain Transactions and Relationships......................    28
Compensation Committee Report on Executive Compensation.....    28
Audit Committee Report......................................    32
Employment Contracts, Termination of Employment, Change in
  Control Arrangements and Director Indemnification
  Agreements................................................    33
     Employment Agreements..................................    33
     Benefit Plans..........................................    35
     Director Indemnification Agreements....................    38
Equity Compensation Plan Information Table..................    39
Proposal No. 2 -- Ratification of Appointment of
  PricewaterhouseCoopers LLP as Independent Certified Public
  Accountants...............................................    40
Other Proposals.............................................    42
     Proposal No. 3 -- Stockholder Proposal: Stock Option
      Expensing Proposal....................................    42
     Proposal No. 4 -- Stockholder Proposal: Commonsense
      Executive Compensation Proposal.......................    43
Section 16(a) Beneficial Ownership Reporting Compliance.....    46
Exhibit A: Audit Committee Charter..........................   A-1

                              EL PASO CORPORATION
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT

            2004 ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 18, 2004

     Our Board of Directors is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2004 Annual Meeting of Stockholders of El Paso Corporation. The Annual Meeting will be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010, on Thursday, November 18, 2004 at 8:30 a.m. (local/Central time). The proxies also may be voted at any adjournments or postponements of the Annual Meeting.

     This proxy statement, the notice of Annual Meeting and the enclosed proxy card are being mailed to stockholders beginning on or about October 7, 2004. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting. Each person who is an El Paso stockholder of record at the close of business on September 20, 2004, the record date, is entitled to vote at the Annual Meeting, or at adjournments or postponements of the Annual Meeting.

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.  WHO CAN VOTE?

     Stockholders holding shares of El Paso's common stock, par value $3.00 per share, as of the close of business on the record date, September 20, 2004, represented by a properly executed proxy are entitled to vote at the Annual Meeting, or any adjournments or postponements of the Annual Meeting. You have one vote for each share of common stock held as of the record date, which may be voted on each proposal presented at the Annual Meeting.

2.  WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

     The record date for the Annual Meeting is September 20, 2004. The record date was established by the Board of Directors as required by our By-laws and Delaware law. Owners of record of El Paso's common stock at the close of business on the record date are entitled to:

          A. receive notice of the Annual Meeting; and

          B. vote at the Annual Meeting, and any adjournments or postponements of the Annual Meeting.

3.  HOW MANY SHARES OF EL PASO COMMON STOCK WERE OUTSTANDING ON THE RECORD DATE?

     There were 645,135,955 shares of common stock outstanding and entitled to vote at the Annual Meeting at the close of business on the record date. Common stock is the only class of stock entitled to vote.

4.  HOW DO I VOTE?

     You can vote in person at the Annual Meeting or by proxy. For shares that you hold directly as a registered shareholder, you have three ways to vote by proxy:

          A. Connect to the Internet at http://www.eproxyvote.com/ep;

          B. Call 1-877-PRX-VOTE (1-877-779-8683); or

          C. Complete the proxy card and mail it back to us.

     Complete instructions for voting your shares can be found on your proxy card.

     If you change your mind on any issue, you may revoke your proxy at any time before the close of voting at the Annual Meeting. There are four ways to revoke your proxy:

          A. Connect to the Internet at http://www.eproxyvote.com/ep;

          B. Call 1-877-PRX-VOTE (1-877-779-8683);

          C. Write our Corporate Secretary, David L. Siddall, El Paso Corporation, P.O. Box 2511, Houston, Texas 77252-5211; or

          D. Give notice of revocation to the Inspector of Election at the Annual Meeting.

5.  HOW DO I VOTE IF MY SHARES ARE HELD IN STREET NAME?

     If your shares of common stock are held in the name of your broker, a bank, or other nominee, only your broker, bank or other nominee may execute a proxy and vote your shares. Please sign, date and promptly return the instruction card you received from your broker, bank or other nominee, in accordance with the instructions on the card. You may vote by the Internet or telephone if your bank or broker makes those methods available, in which case you can follow the instructions on the card. If you wish to vote your "street name" shares directly, you will need to obtain a document known as a "legal proxy" from your broker, bank or other nominee. Please contact your bank, broker or other nominee if you wish to do so.

6. WHAT HAPPENS IF I DO NOT SPECIFY A CHOICE FOR A PROPOSAL WHEN RETURNING A PROXY?

     You should specify your choice for each proposal on the proxy card. If no instructions are given, proxy cards that are signed and returned will be voted FOR the election of all El Paso director nominees, FOR the proposal to ratify the appointment of PricewaterhouseCoopers, and AGAINST any stockholder proposal.

7.  WHAT HAPPENS IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in the notice of Annual Meeting are the only matters we know of which will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders, Douglas L. Foshee, El Paso's President and Chief Executive Officer, and Robert W. Baker, El Paso's Executive Vice President and General Counsel, will vote your shares at their discretion.

8.  WHO WILL COUNT THE VOTES?

     A representative of EquiServe Trust Company, N.A., an independent tabulator appointed by the Board of Directors, will count the votes and act as the inspector of election. The inspector of election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.

9.  WHAT IS A "QUORUM"?

     A "quorum" is a majority of the outstanding shares of common stock and is required to hold the Annual Meeting. A quorum is determined by counting shares of common stock present in person at the Annual Meeting or represented by proxy. If you submit a properly executed proxy, you will be considered part of the quorum even if you abstain from voting.

10.  WHO CAN ATTEND THE ANNUAL MEETING?

     Admission to the Annual Meeting is limited to stockholders of El Paso, persons holding validly executed proxies from stockholders who held El Paso common stock on September 20, 2004, and invited guests of El Paso.

     If you are a stockholder of El Paso, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder of El Paso. Please read the following rules carefully because they specify the documents that you must bring with you to the Annual Meeting in order to be admitted. The items that you must bring with you differ depending upon whether you are a record holder or hold your stock in "street name".

     Proof of ownership of El Paso stock must be shown at the door. Failure to provide adequate proof that you were a stockholder on the record date may prevent you from being admitted to the Annual Meeting.

     IF YOU WERE A RECORD HOLDER OF EL PASO COMMON STOCK ON SEPTEMBER 20, 2004, then you must bring a valid government-issued personal identification (such as a driver's license or passport).

     IF A BROKER, BANK OR OTHER NOMINEE WAS THE RECORD HOLDER OF YOUR SHARES OF EL PASO COMMON STOCK ON SEPTEMBER 20, 2004, then you must bring:

     - Valid government-issued personal identification (such as a driver's license or passport), and

     - Proof that you owned shares of El Paso common stock on September 20, 2004.

     Examples of proof of ownership include the following: (1) a letter from your bank or broker stating that you owned El Paso common stock on September 20, 2004; (2) a brokerage account statement indicating that you owned El Paso common stock on September 20, 2004; or (3) the voting instruction card provided by your broker indicating that you owned El Paso common stock on September 20, 2004.

     IF YOU ARE A PROXY HOLDER FOR A STOCKHOLDER OF EL PASO, then you must bring:

     - The validly executed proxy naming you as the proxy holder, signed by a stockholder of El Paso who owned shares of El Paso common stock on September 20, 2004, and

     - Valid government-issued personal identification (such as a driver's license or passport), and

     - If the stockholder whose proxy you hold was not a record holder of El Paso common stock on September 20, 2004, proof of the stockholder's ownership of shares of El Paso common stock on September 20, 2004, in the form of a letter or statement from a bank, broker or other nominee indicating that the stockholder owned El Paso common stock on September 20, 2004.

     You may not use cameras, recording equipment or other electronic devices during the Annual Meeting.

11.  HOW MANY VOTES MUST EACH PROPOSAL RECEIVE TO BE ADOPTED?

     - With respect to the election of directors, the twelve nominees who receive the highest number of votes at the Annual Meeting will be elected.

     - All other proposals must receive the affirmative vote of more than 50% of the votes cast on the proposal.

12.  HOW ARE VOTES COUNTED?

     Votes are counted in accordance with El Paso's By-laws and Delaware law. An abstention by a stockholder with respect to a proposal, is not counted in the tally of votes "FOR" or "AGAINST" that proposal, and therefore does not affect the outcome of the proposal. A broker non-vote with respect to the election of directors or any proposal will not be counted in determining the election of directors or whether the proposal is approved. A broker's non-vote or abstention will be counted towards a quorum. If a stockholder returns an executed proxy card but does not indicate how his or her shares are to be voted, the shares covered by such proxy card will be included in determining if there is a quorum and will also be counted as votes "FOR" the election of El Paso's nominees, "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP and "AGAINST" each stockholder proposal. Our By-laws refer to such a returned and executed proxy card as a "non-vote by a stockholder." Shares will not be voted at the Annual Meeting if no properly executed proxy card covering those shares has been returned and the holder does not cast votes in respect of those shares in person at the Annual Meeting.

13.  DO I HAVE TO VOTE?

     No. However, we strongly urge you to vote. You may vote for all, some or none of El Paso's director nominees. You may abstain from voting or vote "FOR" or "AGAINST" the other proposals.

14.  HOW CAN I VIEW THE STOCKHOLDER LIST?

     A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may access this list at El Paso's offices at 1001 Louisiana Street, Houston, Texas 77002 during ordinary business hours for a period of ten days before the Annual Meeting.

15.  WHO PAYS FOR THE PROXY SOLICITATION RELATED TO THE ANNUAL MEETING?

     We do. In addition to sending you these materials, some of our directors and officers as well as management and non-management employees may contact you by telephone, mail, e-mail or in person. You may also be solicited by means of press releases issued by El Paso, postings on our website, www.elpaso.com, and advertisements in periodicals. None of our officers or employees will receive any extra compensation for soliciting you. We have retained Georgeson Shareholder Communications, Inc. to assist us in soliciting your proxy for an estimated fee of $15,000, plus reasonable out-of-pocket expenses. Georgeson will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of El Paso common stock. If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of El Paso common stock.

16. IF I WANT TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE 2005 ANNUAL MEETING, WHEN IS IT DUE?

     If you want to submit a proposal for possible inclusion in next year's proxy statement, you must submit it in writing to the Corporate Secretary, El Paso Corporation, P.O. Box 2511, Houston, Texas 77252-5211, telephone (713) 420-6195 and facsimile (713) 420-4099. El Paso will consider only proposals meeting the requirements of applicable SEC rules.

     Under El Paso's By-law provisions, for a stockholder to bring any matter before the 2005 Annual Meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2005 Annual Meeting or by the tenth day after we publicly announce the date of the 2005 Annual Meeting, if that would result in a later deadline. We anticipate that our 2005 Annual Meeting will be held in late May 2005. We will provide our stockholders with additional information regarding the timing of our 2005 Annual Meeting at a future date.

17.  HOW CAN I RECEIVE THE PROXY MATERIALS ELECTRONICALLY?

     If you want to stop receiving paper copies of the proxy materials, you must consent to electronic delivery. You can give consent by going to www.econsent.com/ep and following the instructions. Those of you that hold shares with a broker under a street name can give consent by going to www.ICSDelivery.com/ep and following the instructions.

18.  HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT?

     A copy of El Paso's 2003 Annual Report to Stockholders is being mailed with this proxy statement to each stockholder entitled to vote at the Annual Meeting. If you do not receive a copy of the Annual Report, you may obtain one free of charge by writing or calling Mr. David L. Siddall, Corporate Secretary, at El Paso Corporation, P.O. Box 2511, Houston, Texas 77252-5211, telephone (713) 420-6195 and facsimile (713) 420-4099.

                              CORPORATE GOVERNANCE

     El Paso is committed to maintaining the highest standards of corporate governance. We believe that strong corporate governance is critical to achieving our performance goals, and to maintaining the trust and confidence of investors, employees, suppliers, business partners and other stakeholders. A summary of El Paso's Corporate Governance Guidelines is set forth below.

     Independence of Board Members. A key element for strong corporate governance is independent members of the Board of Directors. El Paso is committed to having more than a majority of its Board of Directors be comprised of independent directors. Pursuant to the New York Stock Exchange ("NYSE") corporate governance rules, amongst other criteria, a director will be considered independent if the Board determines that he or she does not have a material relationship with El Paso (either directly or as a partner, shareholder or officer of an organization that has a material relationship with El Paso). Based on these criteria, the Board has affirmatively determined that John M. Bissell, Juan Carlos Braniff, James L. Dunlap, Robert W. Goldman, Anthony W. Hall, Jr., Thomas R. Hix, William H. Joyce, J. Michael Talbert, John Whitmire and Joe B. Wyatt are "independent" under the NYSE listing standards. Although the Board has a legal basis to conclude that Mr. Kuehn (our non-executive Chairman of the Board) is "independent," after an analysis of the facts and circumstances, the Board has refrained from making such an affirmative determination at this time, and Mr. Kuehn does not currently serve on the Audit Committee, Compensation Committee or the Governance Committee. Thus, 10 of the 12 nominees for the El Paso Board (83%) are independent. Further, our Audit, Compensation, Governance, Finance and Health, Safety & Environmental committees are composed entirely of independent directors.

     Audit Committee Financial Expert. The Audit Committee plays an important role in promoting effective corporate governance, and it is imperative that members of the Audit Committee have requisite financial literacy and expertise. All members of El Paso's Audit Committee meet the financial literacy standard required by the NYSE rules and at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, as required by the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring that public companies disclose whether or not its audit committee has an "audit committee financial expert" as a member. An "audit committee financial expert" is defined as a person who, based on his or her experience, satisfies all of the following attributes:

     - An understanding of generally-accepted accounting principles and financial statements.

     - An ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves.

     - Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by El Paso's financial statements, or experience actively supervising one or more persons engaged in such activities.

     - An understanding of internal controls and procedures for financial reporting.

     - An understanding of audit committee functions.

     The Board of Directors has affirmatively determined that Messrs. Hix and Goldman satisfy the definition of "audit committee financial expert," and has designated each of them as an "audit committee financial expert."

     Non-Executive Chairman. Mr. Kuehn currently serves as the Chairman of El Paso's Board of Directors in a non-executive capacity. As the Chairman of the Board of Directors, Mr. Kuehn has a number of responsibilities, which include setting board meeting agendas in collaboration with the CEO, presiding at board meetings, executive sessions and the annual stockholders meeting, assigning tasks to the appropriate committees, and ensuring that information flows openly between management and the Board. Stockholders may communicate directly with Mr. Kuehn by writing to, Chairman of the Board, c/o Corporate Secretary, El Paso Corporation, P.O. Box 2511, Houston, Texas 77252-2511, facsimile (713) 420-4099.

     Executive Sessions of Board of Directors. El Paso holds regular executive sessions in which non-management Board members meet without any members of management present. During 2003, non-management directors met in executive session six times. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors.

     Committees of Board of Directors. The Board of Directors has adopted charters for the Audit Committee, the Compensation Committee and the Governance Committee that comply with the corporate governance rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002 and the NYSE listing standards. The Audit Committee, the Compensation Committee, the Governance Committee and the Finance Committee charters may be found on our website at www.elpaso.com. The Board of Directors added the Health, Safety & Environmental Committee in June 2004 and that charter will be available on our website in the future.

     Board/Committee/Director Evaluations. During 2003, the Board of Directors, each Board committee and each director participated in self-evaluation and assessment processes (including a 360 degree self-evaluation) in order to improve the efficiency and effectiveness of the Board, its committees and each director.

     Director Education. El Paso encourages and facilitates director participation in seminars and conferences and other opportunities for continuing director education. During 2003, directors attended a conference designed by a nationally recognized board educational organization. Also, each of our directors is a member of the National Association of Corporate Directors.

     Mandatory Retirement. Our directors are subject to a mandatory retirement age and cannot stand for reelection in the calendar year following their 73rd birthday.

     Stock Ownership Requirements. Our Board of Directors is committed to director and senior management stock ownership. Directors are required to own shares of El Paso common stock with a value of three times the annual cash retainer paid to non-employee directors. The Board also requires that the CEO own shares of El Paso common stock with a value of at least three times his annual base salary, and that other executive officers own El Paso common stock with a value of at least two times his or her base salary.

     Corporate Governance Guidelines. Our corporate governance guidelines, together with the Board committee charters, provide the framework for the effective governance of El Paso. The Board of Directors has adopted the El Paso Corporate Governance Guidelines to address matters including qualifications for directors, responsibilities of directors, mandatory retirement for directors, the composition and responsibility of committees, conduct and minimum frequency of Board and Committee meetings, management succession, director access to management and outside advisors, director compensation, stock ownership requirements, director orientation and continuing education, and annual self-evaluation of the Board, its committees and directors. The Board of Directors recognizes that effective corporate governance is an on-going process, and the Board, either directly or through the Governance Committee, will review the El Paso Corporate Governance Guidelines annually, or more frequently if deemed necessary. Our Corporate Governance Guidelines may be found on our website at www.elpaso.com.

     Code of Ethics. El Paso has adopted a code of ethics, the "Code of Business Conduct," that applies to all of its directors and employees, including its Chief Executive Officer, Chief Financial Officer and senior financial and accounting officers. In addition to other matters, the Code of Business Conduct establishes policies to deter wrongdoing and to promote honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest, compliance with applicable laws, rules and regulations, full, fair, accurate, timely and understandable disclosure in public communications and prompt internal reporting violations of the Code of Business Conduct. El Paso also has an Ethics & Compliance Office and Ethics & Compliance Committee, composed of members of senior management, that administers El Paso's ethics and compliance program. A copy of our Code of Business Conduct is available on our website at www.elpaso.com. El Paso will post on its internet website all waivers to or amendments of its Code of Business Conduct, which are required to be disclosed by applicable law and rules of the NYSE listing standards.

     Web Access. El Paso provides access through its website to current information relating to corporate governance, including a copy of each of the Board's standing committee charters, our Corporate Governance

Guidelines, El Paso's Code of Business Conduct, El Paso's Restated Certificate of Incorporation and By-laws, and other matters regarding our corporate governance principles. El Paso also provides access through its website to all filings submitted by El Paso to the SEC. El Paso's website is www.elpaso.com, and access to this information is free of any charge to the user (except for any internet provider or telephone charges). Information contained on our website is not part of this proxy statement.

     Process for Shareholder Communication with the Board. El Paso's Board has established a process for interested parties to communicate with the Board. Such communications should be in writing, addressed to the Board or an individual director, c/o Mr. David L. Siddall, Corporate Secretary, El Paso Corporation, P.O. Box 2511, Houston, Texas 77252. The Corporate Secretary will forward all communications to the addressee.

     Director Attendance at Annual Meeting. The Board encourages and expects all director nominees standing for election to attend the Annual Meeting in accordance with El Paso's Corporate Governance Guidelines. All incumbent directors who were elected at El Paso's 2003 Annual Meeting attended El Paso's 2003 Annual Meeting of Stockholders, except for Mr. Talbert.

            INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held 22 meetings during 2003. Each director who served on the El Paso Board of Directors during 2003 attended at least 75% of the meetings of the Board of Directors and of each committee on which he served. The Board of Directors has established five standing committees to assist the Board in carrying out its duties: The Audit Committee, the Compensation Committee, the Governance Committee, the Finance Committee and the Health, Safety & Environmental Committee. The current members of the five standing committees are as follows:

                                                                                       HEALTH, SAFETY &
        AUDIT             COMPENSATION          GOVERNANCE             FINANCE           ENVIRONMENTAL
        -----             ------------          ----------             -------         ----------------
 Juan Carlos Braniff                         Anthony W. Hall,
                          Joe B. Wyatt              Jr.           Robert W. Goldman      John Whitmire
     (Chairman)            (Chairman)          (Co-Chairman)         (Chairman)           (Chairman)
   John M. Bissell       John M. Bissell      Malcolm Wallop     Juan Carlos Braniff   William H. Joyce
  Robert W. Goldman                                               Anthony W. Hall,
                         James L. Dunlap       (Co-Chairman)             Jr.          J. Michael Talbert
    Thomas R. Hix                                                                      Anthony W. Hall,
                       J. Michael Talbert     James L. Dunlap       Thomas R. Hix             Jr.
J. Carleton MacNeil,
          Jr.             John Whitmire      William H. Joyce    J. Michael Talbert
   Malcolm Wallop                               J. Carleton
                                               MacNeil, Jr.
    John Whitmire                              Joe B. Wyatt
   ---------------

You should note that Messrs. MacNeil and Wallop are not standing for reelection.

AUDIT COMMITTEE

     The Audit Committee held 12 meetings during 2003. The Audit Committee currently consists of seven non-employee directors, each of whom is "independent" as such term is defined in Section 10A of the Securities Exchange Act of 1934, the SEC rules thereunder, and the NYSE listing standards. The Board of Directors has determined that each member of the Audit Committee possesses the necessary level of financial literacy required to enable him to serve effectively as an Audit Committee member. No Audit Committee member serves on more than three audit committees of public companies, including El Paso's Audit Committee. El Paso maintains an Internal Audit Department to provide management and the Audit

Committee with ongoing assessments of El Paso's risk management processes and system of internal controls. The Audit Committee's primary duties include:

     - The provision of assistance to the Board of Directors in fulfilling its responsibilities with respect to the oversight of:

      - The independent auditor's qualifications and independence.

      - El Paso's compliance with legal and regulatory requirements.

      - The performance of El Paso's internal audit function and its independent auditor.

      - El Paso's internal controls and risk assessment.

     - The appointment, compensation, retention, oversight responsibility and dismissal of El Paso's independent auditing firm or any other accounting firm engaged for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services.

     - The pre-approval of all auditing services and allowable non-audit services provided to El Paso by its independent auditing firm.

     - The quality and integrity of El Paso's financial statements. This has included a review and investigation into material matter impacting El Paso's financial statements. Specifically, the Audit Committee initiated an independent investigation to determine the factors that contributed to the reserve revision and hedge restatement matters.

     - The resolution of any disagreement between management and El Paso's auditor regarding financial reporting.

     - The preparation of an Audit Committee Report to be included in El Paso's proxy statement, as required by the SEC. See page 32 of this proxy statement for the Audit Committee Report.

     El Paso's independent accountant reports directly to the Audit Committee. In addition, the Audit Committee provides an open avenue of communication between the internal auditors, the independent accountants and the Board. Interested parties may contact the Audit Committee members by following the process outlined in the Corporate Governance section of this proxy statement.

     The Audit Committee Charter can be found on our website at www.elpaso.com and is attached to this proxy statement as Exhibit A.

Policy for Approval of Audit and Non-Audit Fees

     During 2003, the Audit Committee approved all the types of audit and non-audit services which PricewaterhouseCoopers LLP was to perform during the year and the range of fees for each of these categories, as required under applicable law. The Audit Committee's current practice is to consider for pre-approval annually all categories of audit and non-audit services proposed to be provided by our independent auditors for the fiscal year. The Audit Committee will also consider for pre-approval annually the range of fees and the manner in which the fees are determined for each type of pre-approved audit and non-audit services proposed to be provided by our independent auditors for the fiscal year. The Audit Committee must separately pre-approve any service that is not included in the approved list of services or any proposed services exceeding pre-approved cost levels. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for services that need to be addressed between Audit Committee meetings. The Audit Committee is then informed of these pre-approval decisions, if any, at the next meeting of the Audit Committee. In selecting PricewaterhouseCoopers LLP as our independent auditor, the Audit Committee believes the provision of the audit and non-audit services rendered by PricewaterhouseCoopers LLP is compatible with maintaining that firm's independence. See "Principal Accountant Fees and Services" on page 41 of this proxy statement for the aggregate fees paid to PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and 2002.

COMPENSATION COMMITTEE

     The Compensation Committee held 12 meetings during 2003. The Compensation Committee currently consists of five non-employee directors, each of whom is "independent" as such term is defined in the NYSE listing standards. The Compensation Committee's primary functions are to:

     - Review El Paso's executive compensation program to ensure that it is adequate to attract, motivate and retain competent executive personnel and is directly and materially related to the short-term and long-term objectives and operating performance of El Paso.

     - Ensure that El Paso's executive stock option plan, long-term incentive compensation plan, annual incentive compensation plan and other executive compensation plans are administered in accordance with El Paso's stated compensation objectives and make recommendations to the Board with respect to such plans, as necessary.

     - Consider proposals with respect to the creation of, and changes to, executive compensation plans and review appropriate criteria for establishing performance targets and determining annual corporate and executive performance ratings.

     - Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO's compensation level based on this evaluation.

     - Review and approve goals and objectives relevant to director compensation, including annual retainer and meeting fees, and terms and awards of equity compensation and recommend changes to the full Board, if appropriate.

     - Select, evaluate, and, where appropriate, replace the independent executive compensation consulting firm, and approve all related fees.

     - Produce a Compensation Committee report on executive compensation to be included in El Paso's proxy statement, as required by the SEC.

     The policies, mission and actions of the Compensation Committee are set forth in the Compensation Committee Report on Executive Compensation, which begins on page 28 of this proxy statement.

     The Compensation Committee Charter can be found on our website at www.elpaso.com.

GOVERNANCE COMMITTEE

     The Governance Committee met six times during 2003. The Governance Committee currently consists of six non-employee directors, each of whom is "independent" as such term is defined in the NYSE listing standards. The Board has delegated to the Governance Committee its oversight responsibilities relating to corporate governance and the establishment of criteria for Board selection. The Governance Committee's primary responsibilities are to:

     - Develop and recommend to the Board corporate governance principles.

     - Identify and review the qualifications of candidates for Board membership, screen possible candidates for Board membership and communicate with members of the Board regarding Board meeting format and procedures.

     - Determine desired qualifications, expertise and characteristics and, to the extent the Governance Committee deems necessary, conduct searches for potential candidates for Board membership with such attributes. The Governance Committee has the sole authority and responsibility to select, evaluate, retain and, where appropriate, terminate any search firm to be used to identify qualified director candidates, including the sole authority to approve such search firm's fees and other retention terms.

     - Ensure that El Paso has an appropriate policy on potential conflicts of interest, including, but not limited to, the policies on (1) related-party transactions (including any dealings with directors, officers or employees), and (2) such other transactions that could have the appearance of a potential conflict of interest.

     - Monitor and report to the Board whether there is any current relationship between any director and El Paso that may adversely affect the independent judgment of the director.

     - Oversee the process of annual performance evaluations for the Board, each committee and directors.

     - Act as a nominating committee and consider any nominations properly submitted by the stockholders to the Corporate Secretary in accordance with the Corporate Governance Guidelines, El Paso's By-laws and the process set forth in this proxy statement.

     - Review and make recommendations regarding the Corporate Governance Guidelines.

     - Provide recommendations regarding continuing director educational programs.

     The Governance Committee Charter can be found on our website at www.elpaso.com.

NOMINATION PROCESS

     The minimum qualifications that El Paso seeks for director nominees are set forth in its Corporate Governance Guidelines, which can be found on our website at www.elpaso.com. Among other matters, the Board considers education; business, governmental and civic experience; diversity; communication, interpersonal and other required skills; an international background in business; and other matters relevant to the Board's objectives. El Paso has a comprehensive process in place to identify and evaluate candidates to be nominated for director. The Governance Committee identifies the needs of the Board by asking each director to identify particular skills that will strengthen the Board, and that are in conformity with the goals identified in the Corporate Governance Guidelines. A third party search firm is then retained to help identify and screen specific candidates. The Governance Committee reviews the qualifications of the candidates presented and interviews the most qualified. The Governance Committee then recommends potential nominees to the full Board, which interviews the candidates and then nominates them for election at the Annual Meeting. Each director nominee who appears on the ballot is recommended by the Governance Committee to the full Board.

     El Paso pays a third party search firm a fee to assist in identifying, assessing qualifications and screening potential director nominees. The Governance Committee will review any nominations from stockholders, other Board members, third party search firms, executives and other such persons.

     Stockholders seeking to nominate persons for election as directors at the 2005 Annual Meeting must submit in writing a timely notice complying with El Paso's By-laws to Mr. David L. Siddall, Corporate Secretary, El Paso Corporation, P.O. Box 2511, Houston, Texas 77252-2511, telephone (713) 420-6195 and facsimile (713) 420-4099. To be timely for a stockholder seeking to bring any matter before the 2005 Annual Meeting, the stockholder's written notice must be received not less than 90 days nor more than 120 days before the date of the 2005 Annual Meeting or by the tenth day after we publicly announce the date of the 2005 Annual Meeting, if that would result in a later deadline. We anticipate that our 2005 Annual Meeting will be held in late May 2005 and will provide our stockholders with additional information regarding the timing of our 2005 Annual Meeting at a future date.

FINANCE COMMITTEE

     The Finance Committee met eight times during 2003. The Finance Committee currently consists of five non-employee directors, each of whom is "independent" as such term is defined in the NYSE listing standards. The Finance Committee assists the Board in fulfilling its oversight responsibilities by monitoring, reviewing, appraising and recommending appropriate action with respect to El Paso's capital structure, source of funds, liquidity and financial position.

     The Finance Committee's primary functions are to:

     - Review and recommend to the Board the long-range financial plan of El
       Paso.

     - Recommend to the Board financial policies that maintain or improve the financial strength of El Paso.

     - Develop and recommend dividend policies and recommend to the Board specific dividend payments.

     - Review terms and conditions of financing plans, including the issuance of securities, corporate borrowings, off-balance sheet structures, investments and make recommendations to the Board of such financings.

     The Finance Committee Charter can be found on our website at www.elpaso.com.

HEALTH, SAFETY & ENVIRONMENTAL COMMITTEE

     The Health, Safety & Environmental Committee was created in July 2004. The Health, Safety & Environmental Committee currently consists of four non-employee directors, each of whom is "independent" as such term is defined in the NYSE listing standards. The Health, Safety & Environmental Committee assists the Board in fulfilling its oversight responsibilities with respect to the Board's and El Paso's continuing commitment to improving the environment and ensuring that El Paso's businesses and facilities are operated and maintained in a safe manner. The Health, Safety & Environmental Committee's primary function is to review and provide oversight with regard to El Paso's policies, standards, accountabilities and programs relative to health, safety and environmental-related matters, including El Paso's pipeline integrity program. In this regard, the Health, Safety & Environmental Committee will advise the Board and make recommendations for the Board's consideration regarding health, safety and environmental-related issues.

DIRECTORS' COMPENSATION

     The Compensation Committee, in consultation with an independent third-party consulting firm, periodically reviews non-employee director compensation and benefits and recommends changes (if appropriate) to the full Board of Directors based upon competitive market practices. As described in more detail below, the Compensation Committee and full Board of Directors terminated the 2001 Stock Option Plan for Non-Employee Directors and the Director Charitable Award Plan during 2003.

  ANNUAL RETAINER

     Employee directors do not receive any additional compensation for serving on the Board of Directors. Pursuant to El Paso's 1995 Compensation Plan for Non-Employee Directors, non-employee directors receive an annual retainer of $80,000, $20,000 of which is required to be paid in deferred shares of El Paso common stock and the remaining $60,000 of which is paid at the election of the director in any combination of cash, deferred cash or deferred shares of common stock. To the extent a director receives deferred shares rather than cash, he is credited with deferred shares with a value representing a 25% premium to the cash retainer he would otherwise have received. For example, an individual director could receive $60,000 in cash and $25,000 ($20,000, plus $5,000 premium) in mandatory deferred common stock assuming he elects not to take additional deferred common stock or could receive $100,000 in deferred common stock assuming he elects to take his entire retainer in deferred common stock. In the event there are not enough shares of common stock available under the plan, then the deferred common stock will be in the form of deferred stock units. Each non-employee director who chairs a Committee of the Board of Directors receives an additional retainer fee of $15,000, which may be paid in the same manner as the annual retainer (with a total up to $18,750 if he elects to take his entire retainer in deferred common stock). Each non-employee director also receives a long-term equity credit in the form of deferred shares of El Paso common stock (excluding any premium) equal to the amount of the annual retainer (currently $80,000).

  SPECIAL COMMITTEE MEETING FEES

     In addition, effective beginning in March 2003, if any Committee of the Board of Directors holds a meeting other than in connection with a regularly scheduled Board meeting, then each non-management Committee member who attends in person (other than the Chairman of the Board and Lead Director, if one) will receive a meeting fee of $2,500 per day payable in cash. During 2003, the total amount paid in aggregate for special committee meeting fees totaled $85,000, for nine separate meetings.

  CHAIRMAN OF THE BOARD AND LEAD DIRECTOR COMPENSATION

     In addition to the compensation described above, from September 2002 through February 2003 when Mr. Kuehn served as Lead Director, he received a retainer fee of $12,500 per month. From September 2003 through December 2003, Mr. Kuehn (as non-executive Chairman of the Board) received $25,000 per month in lieu of the annual retainer and long-term equity credit described above. Effective January 1, 2004, Mr. Kuehn will receive the same compensation and benefits as the other non-employee directors, plus a cash payment of $33,750 per quarter to compensate him for the additional time spent on Board matters as Chairman of the Board. See the Summary Compensation Table on page 21 of this proxy statement for information regarding Mr. Kuehn's compensation as interim Chief Executive Officer.

  2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS -- TERMINATED

     Pursuant to El Paso's 2001 Stock Option Plan for Non-Employee Directors, during 2003 non-employee directors received a grant of 5,000 stock options upon initial election to the Board of Directors, and 3,000 stock options upon each annual reelection by the stockholders. This plan was terminated effective December 4, 2003, and no additional stock options will be awarded to non-employee directors.

  DIRECTOR CHARITABLE AWARD PLAN -- TERMINATED

     The Director Charitable Award Plan was adopted in January 1992 to provide for each eligible director to designate up to four charitable organizations to receive a maximum of $1,000,000 in the aggregate upon the death of each director participant. A director was eligible to participate after two consecutive years of service on the Board of Directors. The Director Charitable Award Plan was terminated on December 4, 2003, with respect to any new participants, including current directors that have not served on the Board for at least two years. Messrs. Bissell, Braniff, Hall, Kuehn, MacNeil, Wallop and Wyatt are eligible to participate in this plan. Based on the current level of participation (including nine former directors), the annual pre-funding amounts are estimated to be approximately $142,000 per year plus administrative costs.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Board. You will have the opportunity to elect our entire Board of Directors, currently consisting of 12 members, at the Annual Meeting. All directors are elected annually, and serve a one-year term and until his successor has been duly elected and shall qualify.

     Nominations. At the Annual Meeting, we will nominate the 12 persons named in this proxy statement as directors.

     THE 12 NOMINEES WHO RECEIVE THE HIGHEST NUMBER OF VOTES AT THE ANNUAL MEETING WILL BE ELECTED. BROKER NON-VOTES, IF ANY, WILL NOT BE COUNTED IN DETERMINING THE ELECTION OF DIRECTORS.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

     General Information about the Nominees for Election, as of September 16, 2004. Each of the following nominees has agreed to be named in this proxy statement and to serve as a director if elected.


                     JOHN M. BISSELL                                            DIRECTOR SINCE 2001
(BISSELL PHOTO)      Chairman of the Board,
                     BISSELL Inc.,
                     Grand Rapids, Michigan -- Floor Care
                      Appliance and Detergent Manufacturer
                     Age -- 73
                     Member -- Audit Committee
                     Member -- Compensation Committee

Mr. Bissell served as Lead Director of El Paso from March 2003 to December 2003. Mr. Bissell served as a director of The Coastal Corporation from 1985 to January 2001. During the past five years, Mr.
Bissell has been the Chairman of the Board of BISSELL Inc., and he has served in various executive capacities at BISSELL Inc. since 1966. Mr. Bissell served as a director of American Natural
Resources Company, parent holding company of ANR Pipeline Company, from May 1983 to June 1996, at which time there was a reduction in the number of directors and he did not stand for re-election.

                     JUAN CARLOS BRANIFF                                        DIRECTOR SINCE 1997
(BRANIFF PHOTO)      Business Consultant
                     Age -- 47
                     Chairman -- Audit Committee
                     Member -- Finance Committee

Mr. Braniff has been a business consultant since January 2004. He served as Vice Chairman of Grupo
Financiero BBVA Bancomer from October 1999 to January 2004, as Deputy Chief Executive Officer of
Retail Banking from September 1994 to October 1999 and as Executive Vice President of Capital
Investments and Mortgage Banking from December 1991 to September 1994.


                     JAMES L. DUNLAP                                            DIRECTOR SINCE 2003
(DUNLAP PHOTO)       Business Consultant
                     Age -- 67
                     Member -- Compensation Committee
                     Member -- Governance Committee
Mr. Dunlap's primary occupation has been as a business consultant since 1999. He served as Vice
Chairman, President and Chief Operating Officer of Ocean Energy/United Meridian Corporation from
1996 to 1999. He was responsible for exploration and production and the development of the international exploration business. For 33 years prior to that date, Mr. Dunlap served Texaco, Inc.
in various positions, including Senior Vice President, President of Texaco USA, President and Chief
Executive Officer of Texaco Canada Inc. and Vice Chairman of Texaco Ltd., London. Mr. Dunlap is
currently a member of the board of directors of Massachusetts Mutual Life Insurance Company and a
member of Nantucket Conservation Foundation, the Culver Educational Foundation and the Corporation
of the Woods Hole Oceanographic Institution.

                     DOUGLAS L. FOSHEE                                          DIRECTOR SINCE 2003
(FOSHEE PHOTO)       President and Chief Executive Officer,
                     El Paso Corporation,
                     Houston, Texas -- Diversified Energy Company
                     Age -- 45
Mr. Foshee has been President, Chief Executive Officer and a director of El Paso since September
2003. He became Executive Vice President and Chief Operating Officer of Halliburton Company in
2003, having joined that company in 2001 as Executive Vice President and Chief Financial Officer.
In December 2003, several subsidiaries of Halliburton, including DII Industries and Kellogg Brown &
Root, filed for bankruptcy protection whereby the subsidiaries will jointly resolve their asbestos claims. Prior to assuming his position at Halliburton, Mr. Foshee was President, Chief Executive
Officer, and Chairman of the Board of Nuevo Energy Company. From 1993 to 1997, Mr. Foshee served
Torch Energy Advisors Inc. in various capacities, including Chief Operating Officer and Chief
Executive Officer.

                     ROBERT W. GOLDMAN                                          DIRECTOR SINCE 2003
(GOLDMAN PHOTO)      Business Consultant
                     Age -- 62
                     Chairman -- Finance Committee
                     Member -- Audit Committee
Mr. Goldman's primary occupation has been as a business consultant since October 2002. He served as
Senior Vice President, Finance and Chief Financial Officer of Conoco Inc. from 1998 to 2002 and
Vice President, Finance from 1991 to 1998. For more than five years prior to that date, he held various executive positions with Conoco Inc. and E.I. Du Pont de Nemours & Co., Inc. Mr. Goldman
was also formerly Vice President and Controller of Conoco Inc. and Chairman of the Accounting
Committee of the American Petroleum Institute. He is currently Vice President, Finance of the World
Petroleum Congress and a member of the board of directors of Tesoro Petroleum Corporation.


                     ANTHONY W. HALL, JR.                                       DIRECTOR SINCE 2001
(HALL PHOTO)         Chief Administrative Officer,
                     City of Houston, Texas
                     Age -- 60
                     Co-Chairman -- Governance Committee
                     Member -- Finance Committee
                     Member -- Health, Safety & Environmental Committee
Mr. Hall has been Chief Administrative Officer of the City of Houston since January 2004. He served as the City Attorney for the City of Houston from March 1998 to January 2004. He served as a director of The Coastal Corporation from August 1999 to January 2001. Prior to March 1998, Mr. Hall
was a partner in the Houston law firm of Jackson Walker, LLP.

                     THOMAS R. HIX                                              DIRECTOR SINCE 2004
(HIX PHOTO)          Business Consultant
                     Age -- 57
                     Member -- Audit Committee
                     Member -- Finance Committee
Mr. Hix has been a business consultant since January 2003. He served as Senior Vice President of
Finance and Chief Financial Officer of Cooper Cameron Corporation from January 1995 to January
2003. From September 1993 to April 1995, Mr. Hix served as Senior Vice President of Finance,
Treasurer and Chief Financial Officer of The Western Company of North America. Mr. Hix is a member of the board of directors of The Offshore Drilling Company.

                     WILLIAM H. JOYCE                                           DIRECTOR SINCE 2004
(JOYCE PHOTO)        Chairman of the Board and Chief Executive Officer,
                     Nalco Company,
                     Naperville, Illinois -- Water Treatment,
                       Process Chemicals and Service Company
                     Age -- 68
                     Member -- Governance Committee
                     Member -- Health, Safety & Environmental Committee
Dr. Joyce has been Chairman of the Board and Chief Executive Officer of Nalco Company since
November 2003. From May 2001 to October 2003, he served as Chief Executive Officer of Hercules Inc.
In 2001, Dr. Joyce served as Vice Chairman of the Board of Dow Chemical Corporation following its merger with Union Carbide Corporation. Dr. Joyce was named Chief Executive Officer of Union Carbide
Corporation in 1995 and Chairman of the Board in 1996. Prior to 1995, Dr. Joyce served in various positions with Union Carbide. Dr. Joyce is a director of CVS Corporation.


                     RONALD L. KUEHN, JR.                                       DIRECTOR SINCE 1999
(KUEHN PHOTO)        Chairman of the Board,
                     El Paso Corporation,
                     Houston, Texas -- Diversified Energy Company
                     Age -- 69
Mr. Kuehn is currently the Chairman of the El Paso Board. Mr. Kuehn was Chairman of the Board and
Chief Executive Officer from March 2003 to September 2003. From September 2002 to March 2003, Mr.
Kuehn was the Lead Director of El Paso. From January 2001 to March 2003, he was a business consultant. Mr. Kuehn served as non-executive Chairman of the Board of El Paso from October 25,
1999 to December 31, 2000. Mr. Kuehn served as President and Chief Executive Officer of Sonat Inc.
from June 1984 until his retirement on October 25, 1999. He was Chairman of the Board of Sonat Inc.
from April 1986 until his retirement. He is a director of AmSouth Bancorporation, Praxair, Inc. and
The Dun & Bradstreet Corporation. Mr. Kuehn resigned his position as a director and a member of the compensation committee of Transocean Inc. in March 2003 when Mr. Talbert joined the El Paso Board.

                     J. MICHAEL TALBERT                                         DIRECTOR SINCE 2003
(TALBERT PHOTO)      Chairman of the Board,
                     Transocean Inc.
                     Houston, Texas -- Offshore Drilling Company
                     Age -- 57
                     Member -- Compensation Committee
                     Member -- Finance Committee
                     Member -- Health, Safety & Environmental Committee
Mr. Talbert has been Chairman of the Board of Transocean Inc. since October 2002. He served as
Chief Executive Officer of Transocean Inc. and its predecessor companies from 1994 until October
2002, and has been a member of its board of directors since 1994. Mr. Talbert is also the Chairman of the Board of The Offshore Drilling Company. He served as President and Chief Executive Officer of Lone Star Gas Company from 1990 to 1994. He served as President of Texas Oil & Gas Company from
1987 to 1990, and served in various positions at Shell Oil Company from 1970 to 1982. Mr. Talbert is a past Chairman of the National Ocean Industries Association and a member of the University of
Akron's College of Engineering Advancement Council.


                     JOHN L. WHITMIRE                                           DIRECTOR SINCE 2003
(WHITMIRE PHOTO)     Chairman of the Board,
                     CONSOL Energy, Inc.,
                     Pittsburgh, Pennsylvania -- Multifuel Energy Provider
                      and Energy Service Provider
                     Age -- 63
                     Chairman -- Health, Safety & Environmental Committee
                     Member -- Audit Committee
                     Member -- Compensation Committee
Mr. Whitmire has been Chairman of CONSOL Energy, Inc. since 1999. He served as Chairman and CEO of
Union Texas Petroleum Holdings, Inc. from 1996 to 1998, and spent over 30 years serving Phillips
Petroleum Company in various positions including Executive Vice President of Worldwide Exploration and Production from 1992 to 1996 and Vice President of North American Exploration and Production
from 1988 to 1992. He also served as a member of the Phillips Petroleum Company Board of Directors from 1994 to 1996. He is a member of the board of directors of GlobalSantaFe Inc.

                     JOE B. WYATT                                               DIRECTOR SINCE 1999
(WYATT PHOTO)        Chancellor Emeritus,
                     Vanderbilt University,
                     Nashville, Tennessee -- Higher Education
                     Age -- 69
                     Chairman -- Compensation Committee
                     Member -- Governance Committee
Mr. Wyatt has been Chancellor Emeritus of Vanderbilt University since August 2000. For more than five years prior to that date, he served as Chancellor, Chief Executive Officer and Trustee of
Vanderbilt University. From 1984 until October 1999, Mr. Wyatt was a director of Sonat Inc. He is a director of Ingram Micro, Inc. and Hercules, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of August 31, 2004 (unless otherwise noted) regarding beneficial ownership of common stock by each director, our Chief Executive Officer, the other four most highly compensated executive officers in the last fiscal year, our directors and executive officers as a group and each person or entity known by El Paso to own beneficially more than 5% of its outstanding shares of common stock. No family relationship exists between any of the directors or executive officers of El Paso.

                                                                 BENEFICIAL OWNERSHIP      STOCK                   PERCENT
TITLE OF CLASS            NAME OF BENEFICIAL OWNER              (EXCLUDING OPTIONS)(1)   OPTIONS(2)     TOTAL      OF CLASS
--------------            ------------------------              ----------------------   ----------   ----------   --------
Common Stock    Pacific Financial Research Inc.(3)...........        77,966,989                  0    77,966,989    12.12%
                9601 Wilshire Boulevard,
                Suite 800
                Beverly Hills, CA 90210
Common Stock    Brandes Investment Partners, L.L.C.(3).......        66,560,505                  0    66,560,505    10.34%
                11988 El Camino Real
                Suite 500
                San Diego, CA 92130
Common Stock    State Street Bank and Trust Company(3).......        36,713,773                  0    36,713,773     5.71%
                P.O. Box 1389
                Boston, MA 02104-1389
Common Stock    J.M. Bissell.................................            58,107             12,000        70,107        *
Common Stock    J.C. Braniff.................................            64,013(4)          21,000        85,013        *
Common Stock    J.L. Dunlap..................................            23,121(5)           8,000        31,121        *
Common Stock    R.W. Goldman.................................            26,125              8,000        34,125        *
Common Stock    A.W. Hall, Jr. ..............................            40,202             12,000        52,202        *
Common Stock    T.R. Hix.....................................                 0                  0             0        *
Common Stock    W.H. Joyce...................................             1,000                  0         1,000        *
Common Stock    R.L. Kuehn, Jr. .............................           313,500(6)         614,300       927,800        *
Common Stock    J.C. MacNeil.................................            48,296             12,000        60,296        *
Common Stock    J.M. Talbert.................................            18,868              8,000        26,868        *
Common Stock    M. Wallop....................................            53,149             11,000        64,149        *
Common Stock    J.L. Whitmire................................            28,243              8,000        36,243        *
Common Stock    J.B. Wyatt...................................            50,674             14,000        64,674        *
Common Stock    D.L. Foshee..................................           507,199            200,000       707,199        *
Common Stock    J.W. Somerhalder II..........................           392,318            439,250       831,568        *
Common Stock    D.D. Scott...................................           169,070            140,247       309,317        *
Common Stock    R.G. Phillips................................           604,562            303,500       908,062        *
Common Stock    R.W. Baker...................................           145,240            183,709       328,949        *
Common Stock    W.A. Wise....................................         1,796,658(7)       1,621,917(8)  3,418,575        *
Common Stock    Directors and executive officers as a group
                20 persons total, including those individuals
                listed above.................................         4,491,270          3,616,923     8,108,193     1.25%

---------------

 *  Less than 1%

(1) The individuals named in the table have sole voting and investment power with respect to shares of El Paso common stock beneficially owned, except that Mr. Talbert shares with one or more other individuals voting and investment power with respect to 5,000 shares of common stock. This column also includes shares of common stock held in the El Paso Benefits Protection Trust (as of August 31, 2004) as a result of deferral elections made in accordance with El Paso's benefit plans. These individuals share voting power with the trustee under that plan and receive dividends on such shares, but do not have the power to dispose of, or direct the disposition of, such shares until such shares are distributed. In addition, some shares of common stock reflected in this column for certain individuals are subject to restrictions. According to a Schedule 13G filed on February 12, 2004, as of December 31, 2003, Pacific Financial

    Research Inc. had sole voting power over 73,052,989 shares of common stock, no voting power over 4,914,000 shares of common stock and sole dispositive power of 77,966,989 shares of common stock. According to a Schedule 13G/A filed on March 10, 2004, as of December 31, 2003, Brandes Investment Partners, L.L.C. had shared voting power of 50,154,789 shares of common stock and shared dispositive power over 66,560,505 shares of common stock. According to a Schedule 13G filed on March 26, 2004, as of December 31, 2003, State Street Bank and Trust Company had sole voting power over 16,334,497 shares of common stock, shared voting power over 19,108,114 shares of common stock, sole dispositive power over 17,571,967 shares of common stock and shared dispositve power of 19,141,806 shares of common stock.

(2) The directors and executive officers have the right to acquire the shares of common stock reflected in this column within 60 days of August 31, 2004, through the exercise of stock options.

(3) Stock ownership as of December 31, 2003, for Pacific Financial Research Inc., Brandes Investment Partners, L.L.C. and State Street Bank and Trust Company was reported on separate Schedules 13G filed on February 12, 2004, March 10, 2004 and March 26, 2004, respectively.

(4) Mr. Braniff's beneficial ownership excludes 3,500 shares of El Paso common stock owned by his wife, of which Mr. Braniff disclaims any beneficial ownership.

(5) Mr. Dunlap's beneficial ownership excludes 900 shares held by his wife as trustee. Mr. Dunlap disclaims any beneficial ownership in those shares.

(6) Mr. Kuehn's beneficial ownership excludes 27,720 shares of El Paso common stock owned by his wife or children, of which Mr. Kuehn disclaims any beneficial ownership.

(7) Mr. Wise's stock ownership is as of March 12, 2003, when he left the company. Mr. Wise's beneficial ownership excludes 400 shares of El Paso common stock owned by his children under the Uniform Gifts to Minors Act, of which Mr. Wise disclaims any beneficial ownership.

(8) Includes 98,000 stock options held in the William & Marie Wise Family Ltd. Partnership.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     This table and narrative text discusses the compensation paid in 2003, 2002 and 2001 to our Chief Executive Officer and our four other most highly compensated executive officers. In addition, as required by SEC rules, we have provided the compensation information for Messrs. Kuehn and Wise who each served as our CEO at some point during 2003. The compensation reflected for each individual was for their services provided in all capacities to El Paso and its subsidiaries. This table also identifies the principal capacity in which each of the executives named in this proxy statement served El Paso at the end of fiscal year 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                             ----------------------------------------
                                             ANNUAL COMPENSATION                     AWARDS               PAYOUTS
                                    --------------------------------------   -----------------------   --------------
                                                                             RESTRICTED   SECURITIES     LONG-TERM
                                                              OTHER ANNUAL     STOCK      UNDERLYING   INCENTIVE PLAN    ALL OTHER
                                      SALARY       BONUS      COMPENSATION     AWARDS      OPTIONS        PAYOUTS       COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)(1)       ($)(2)        ($)(3)        ($)(4)        (#)           ($)(5)          ($)(6)
---------------------------  ----   ----------   ----------   ------------   ----------   ----------   --------------   ------------
Douglas L. Foshee(7).......  2003   $  297,115   $  600,000           --              0   1,000,000              --     $ 1,758,913
  President and Chief
  Executive Officer
John W. Somerhalder II.....  2003   $  617,500   $  750,000           --     $        0           0      $  215,850     $    14,250
  Executive Vice             2002   $  600,000   $        0           --     $        0           0              --     $    81,926
  President                  2001   $  552,091   $1,140,000           --     $  569,992     223,000              --     $   946,591
D. Dwight Scott............  2003   $  517,504   $  750,000           --     $        0           0              --     $   511,775
  Executive Vice             2002   $  387,504   $        0           --     $        0           0              --     $    71,108
  President and Chief        2001   $  252,091   $  360,039           --     $  179,961     137,000              --     $    59,628
  Financial Officer
Robert G. Phillips.........  2003   $  459,178   $  750,000           --     $        0           0      $  215,850     $     2,813
  President, El Paso         2002   $  400,008   $        0     $ 43,773     $        0           0              --     $    37,921
  Field Services             2001   $  376,042   $  560,000           --     $  279,958     151,250              --     $   912,039
Robert W. Baker............  2003   $  360,837   $  350,000           --     $        0           0              --     $    10,500
  Executive Vice             2002   $  250,008   $   50,000     $ 36,000     $        0           0              --     $    21,857
  President                  2001   $  230,838   $  200,006           --     $   99,994     101,375              --     $   720,407
Ronald L. Kuehn, Jr.(8)....  2003   $  568,462   $  600,000           --     $  247,500     125,000              --     $ 1,748,825
  Former Chief Executive
  Officer
William A. Wise(9).........  2003   $  297,918   $        0     $ 37,434     $        0           0      $2,166,750     $15,486,077
  Former Chief               2002   $1,430,004   $        0     $229,728     $        0           0              --     $   255,632
  Executive Officer          2001   $1,305,425   $3,432,000     $210,481     $1,715,997     768,250              --     $ 3,771,994

---------------

    (1) The amount reflected in the salary column for 2003 and 2002 for Messrs. Somerhalder, Phillips, Baker and Wise includes an amount for El Paso mandated reductions to fund certain charitable organizations.

    (2) For fiscal year 2001, El Paso's incentive compensation plans required executives to receive a substantial part of their annual bonus in shares of restricted El Paso common stock. The amounts reflected in this column for 2001 represent a combination of the market value of the restricted stock and cash at the time awarded under the applicable El Paso incentive compensation plan.

    (3) The amount reflected for Mr. Phillips in fiscal year 2002 includes, among other things, $42,000 for a perquisite and benefit allowance. The amount reflected for Mr. Baker in fiscal year 2002 is a $36,000 perquisite and benefit allowance. The amount reflected for Mr. Wise in fiscal year 2003 includes, among other things, $18,750 for a perquisite and benefit allowance and $9,638 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Wise in fiscal year 2002 includes, among other things, $90,000 for a perquisite and benefit allowance and $65,509 in value attributed to use of El Paso's aircraft. The amount reflected for Mr. Wise in 2001 includes, among other things, $90,000 for a perquisite and benefit allowance and $62,692 in value attributed to use of El Paso's aircraft. Except as noted, the total value of the perquisites and other personal benefits received by the other executives named in this proxy statement in fiscal years 2003, 2002 and 2001 are not included in this column since they were below the Securities and Exchange Commission's reporting threshold.

    (4) For fiscal year 2003, Mr. Kuehn received a grant of 50,000 shares of restricted stock in connection with assumption of the interim CEO position, the grant date value of which is reflected in this column. For fiscal year 2001, El Paso's incentive compensation plans provided for and encouraged participants to elect to take the cash portion of their annual bonus award in shares of restricted stock. The amounts reflected in this column for 2001 include the market value of restricted stock on the date of grant. The value of the shares of common stock issued has declined significantly since the date of grant. The total number of shares and value of restricted stock (including the amount in this column) held on December 31, 2003, is as follows:

                    RESTRICTED STOCK AS OF DECEMBER 31, 2003

                                                                  TOTAL NUMBER
                                                                  OF RESTRICTED       VALUE OF
                                                                      STOCK       RESTRICTED STOCK
    NAME                                                               (#)              ($)
    ----                                                          -------------   ----------------
    Douglas L. Foshee...........................................     200,000         $1,638,000
    John W. Somerhalder II......................................     124,596         $1,020,441
    D. Dwight Scott.............................................      58,444         $  478,656
    Robert G. Phillips..........................................      81,706         $  669,172
    Robert W. Baker.............................................      51,275         $  419,942
    Ronald L. Kuehn, Jr.........................................           0         $        0
    William A. Wise.............................................           0         $        0

        With the exception of Messrs. Foshee's and Kuehn's grants, most of these shares of El Paso's restricted stock are subject to a time-vesting schedule of four years from the date of grant (including the shares awarded as part of the annual bonus in 2001 described above) and other shares of restricted stock which are subject to both time-vesting and performance-vesting. With respect to performance vesting, if the required El Paso performance targets are not met within a four-year time period, all unvested shares are forfeited. Any dividends awarded on the restricted stock are paid directly to the holder of the El Paso common stock. These total values can be realized only if the executives named in this proxy statement remain employees of El Paso for the required period of years and, with respect to performance vesting, the performance goals regarding stockholder value are reached.

    (5) For fiscal year 2003, the amount reflected in this column is the value of shares of restricted stock on the date they vested. These shares had been reported in a long-term incentive table in El Paso's proxy statement for the year in which those shares of restricted stock were originally granted, along with the necessary performance measures for their vesting. No long-term incentive payouts were made in fiscal years 2002 and 2001.

    (6) The compensation reflected in this column for fiscal year 2003 includes El Paso's contributions to the El Paso Retirement Savings Plan and supplemental company match for the Retirement Savings Plan under the Supplemental Benefits Plan, as follows:

             EL PASO'S CONTRIBUTIONS TO THE RETIREMENT SAVINGS PLAN
                    AND SUPPLEMENTAL COMPANY MATCH UNDER THE
                SUPPLEMENTAL BENEFITS PLAN FOR FISCAL YEAR 2003

                                                                   RETIREMENT    SUPPLEMENTAL
                                                                  SAVINGS PLAN   BENEFITS PLAN
    NAME                                                              ($)             ($)
    ----                                                          ------------   -------------
    Douglas L. Foshee...........................................     $6,000         $2,913
    John W. Somerhalder II......................................     $4,425         $9,825
    D. Dwight Scott.............................................     $3,750         $8,025
    Robert G. Phillips..........................................     $2,438         $  375
    Robert W. Baker.............................................     $4,650         $5,850
    Ronald L. Kuehn, Jr.........................................     $    0         $    0
    William A. Wise.............................................     $9,000         $2,850

        In addition, for fiscal year 2003 for Mr. Foshee, the amount in this column includes the value of a sign-on bonus in the amount of $875,000 in cash and $875,000 in common stock. In addition, for fiscal year 2003 for Mr. Scott, the amount in this column includes the value of a special retention payment in the amount $500,000. In addition, for fiscal year 2003 for Mr. Kuehn, the amount in this column includes $881,588 for the value of the split-dollar life insurance policy transferred to him in January 2003, $619,723 for the tax gross-up associated with the transfer of the split-dollar life insurance policy, $100,000 in severance attributed to him ceasing as interim CEO of El Paso and non-employee director fees received during 2003. In addition, for fiscal year 2003 for Mr. Wise, the amount in this column includes $15,474,227 ($15,326,532 of which includes his supplemental pension benefit earned during his employment) paid in connection with his termination.

    (7) Mr. Foshee began his employment with El Paso on September 1, 2003.

    (8) Mr. Kuehn served as interim CEO from March 13, 2003 to September 1,
        2003.

    (9) Mr. Wise ceased to be CEO on March 12, 2003. See page 34 of this proxy statement for a description of Mr. Wise's employment agreement and the severance benefits he received pursuant to his employment agreement.

STOCK OPTION GRANTS

     This table sets forth the number of stock options granted at fair market value to the executives named in this proxy statement during the fiscal year 2003. In satisfaction of applicable SEC regulations, the table further sets forth the potential realizable value of such stock options in the year 2013 (the expiration date of the stock options) at an assumed annualized rate of stock price appreciation of 5% and 10% over the full ten-year term of the stock options. As the table indicates for the grant made on September 2, 2003, annualized stock price appreciation of 5% and 10% would result in stock prices in the year 2013 of approximately $11.96 and $19.05, respectively. Further as the table indicates for the grant made on March 21, 2003, annualized stock price appreciation of 5% and 10% would result in stock prices in the year 2013 of approximately $10.64 and $16.95, respectively. The amounts shown in the table as potential realizable values for all stockholders' stock (approximately $2.9 billion and $7.4 billion for the September grant and approximately $2.6 billion and $6.6 billion for the March grant) represent the corresponding increases in the market value of 633,912,031 shares of the common stock outstanding as of December 31, 2003. No gain to the executive named in this proxy statement is possible without an increase in stock price, which would benefit all stockholders. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurances that the potential realizable values shown in this table will be achieved.

                             OPTION GRANTS IN 2003

                                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                      INDIVIDUAL GRANTS(1)                   PRICE APPRECIATION FOR OPTION TERM
                                        -------------------------------------------------   -------------------------------------
                                                      % OF TOTAL                            IF STOCK PRICE AT   IF STOCK PRICE AT
                                         NUMBER OF     OPTIONS                                $11.96423 AND       $19.05104 AND
                                        SECURITIES     GRANTED                                $10.64483 IN        $16.95011 IN
                                        UNDERLYING      TO ALL     EXERCISE                       2013                2013
                                          OPTIONS     EMPLOYEES      PRICE     EXPIRATION   -----------------   -----------------
NAME                                    GRANTED (#)    IN 2003     ($/SHARE)      DATE           5% ($)              10% ($)
----                                    -----------   ----------   ---------   ----------   -----------------   -----------------
POTENTIAL VALUE OF ALL COMMON STOCK
  OUTSTANDING ON DECEMBER 31, 2003
  SEPTEMBER 2, 2003 GRANT.............         N/A        N/A           N/A          N/A     $2,928,186,126      $7,420,598,558
  MARCH 21, 2003 GRANT................         N/A        N/A           N/A          N/A     $2,605,268,391      $6,602,261,617
Douglas L. Foshee.....................   1,000,000      88.82%     $7.34500     9/2/2013     $    4,619,231      $   11,706,038
Ronald L. Kuehn, Jr. .................     125,000      11.10%     $6.53500    3/21/2003     $      513,728      $    1,301,888

---------------

(1) The stock options granted in 2003 to Mr. Foshee vest 20% per year over a five-year period from the date of grant. The stock options granted in 2003 to Mr. Kuehn vested in September 2003 when he ceased to be El Paso's interim CEO. No stock options were granted to any other of the named executives. There were no stock appreciation rights granted in 2003. Any unvested stock options become fully exercisable in the event of a "change in control." See page 39 of this proxy statement for a description of El Paso's 2001 Omnibus Incentive Compensation Plan and the definition of the term "change in control." Under the terms of El Paso's 2001 Omnibus Incentive Compensation Plan, the Compensation Committee may, in its sole discretion and at any time, change the vesting of the stock options. Certain non-qualified stock options may be transferred to immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership. Further, stock options are subject to forfeiture and/or time limitations on exercise in the event of termination of employment.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     This table sets forth information concerning stock option exercises and the fiscal year-end values of the unexercised stock options, provided on an aggregate basis, for each of the executives named in this proxy statement.

                      AGGREGATED OPTION EXERCISES IN 2003
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                               SHARES                 UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                              ACQUIRED      VALUE         AT FISCAL YEAR-END (#)          FISCAL YEAR-END ($)(2)
                             ON EXERCISE   REALIZED   -------------------------------   ---------------------------
NAME                           (#)(1)       ($)(1)    EXERCISABLE      UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                         -----------   --------   ------------     --------------   -----------   -------------
Douglas L. Foshee..........          0     $      0            0         1,000,000       $      0       $860,000
John W. Somerhalder II.....     25,000     $179,875      430,383            41,667       $      0       $      0
D. Dwight Scott............          0     $      0      115,247            28,247       $      0       $      0
Robert G. Phillips.........     25,000     $179,875      270,167            33,333       $      0       $      0
Robert W. Baker............          0     $      0      176,709            18,333       $      0       $      0
Ronald L. Kuehn, Jr........          0     $      0      614,300                 0       $208,750       $      0
William A. Wise............    100,000     $719,500    1,787,917(3)              0       $      0       $      0

---------------

(1) The amounts in these columns represent the number of shares and the value realized upon conversion of stock options into shares of stock that occurred during 2003 based upon the achievement of certain performance targets established when they were originally granted in 1999.

(2) The figures presented in these columns have been calculated based upon the difference between $8.205, the fair market value of the common stock on December 31, 2003, for each in-the-money stock option, and its exercise price. No cash is realized until the shares received upon exercise of an option are sold. No executives named in this proxy statement had stock appreciation rights that were outstanding on December 31, 2003.

(3) Includes 98,000 stock options held by the William & Marie Wise Family Ltd. Partnership.

LONG-TERM INCENTIVE AWARDS

  RESTRICTED STOCK

     This table provides information concerning incentive awards of restricted common stock made under El Paso's 2001 Omnibus Incentive Compensation Plan. The number of shares of restricted stock will vest if, and only if, the executive named below remains in the employ of El Paso for the specified time period and the required increase in total stockholder return is achieved during such time period. No other named executive received a long-term incentive restricted stock award during 2003.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 2003
                                RESTRICTED STOCK

                                                          ESTIMATED NUMBER OF SHARES TO BE VESTED UNDER
                                                                     RESTRICTED STOCK GRANTS
                                       PERFORMANCE OR    -----------------------------------------------
                           NUMBER       OTHER PERIOD     BELOW THRESHOLD   THRESHOLD   TARGET    MAXIMUM
NAME                      OF SHARES   UNTIL MATURATION         (#)            (#)        (#)       (#)
----                      ---------   ----------------   ---------------   ---------   -------   -------
Douglas L. Foshee.......   200,000        5 years               0(1)        100,000    200,000   300,000(2)
Robert W. Baker.........     4,983        2 years               0             1,495      2,990     4,983

---------------

(1) El Paso's Compensation Committee has sole discretion with respect to the amount, if any, of shares that will vest.

(2) If El Paso's stock performance is in the second quartile (50th to 74th percentile) relative to its peers, then the amount of shares that will vest will be pro-rata based upon actual placement relative to the peers.

  PERFORMANCE UNITS

     This table provides information concerning long-term incentive awards of performance units under El Paso's 2001 Omnibus Incentive Compensation Plan. The grant reflected vested on June 30, 2003, at the end of the indicated maturation performance period, at which time El Paso's total stockholder return was compared to that of its peer group. With respect to the grant, if El Paso's total stockholder return ranked in the first, second, third or fourth quartiles of its peer group, the value of each unit would have been $150, $100, $50 and $0 respectively. The same performance thresholds and vesting date were applicable for all other outstanding awards of performance units under El Paso's 2001 Omnibus Incentive Compensation Plan and 1999 Omnibus Incentive Compensation Plan. The amounts reflected in the table are potential assumed amounts, and would have been payable in cash. No other named executive received any performance units during 2003. As described in the Compensation Committee Report on Executive Compensation, all outstanding performance units (including those identified in the table below) vested during 2003 at the "Below Threshold" level and the Compensation Committee determined that no payments would be made under the performance unit plan.

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 2003
                               PERFORMANCE UNITS

                                                          ESTIMATED PAYOUTS UNDER NON-STOCK
                                                                  PRICE BASED PLANS
                                                      ------------------------------------------
                                    PERFORMANCE OR      BELOW
                        NUMBER       OTHER PERIOD     THRESHOLD   THRESHOLD   TARGET    MAXIMUM
NAME                   OF SHARES   UNTIL MATURATION      (#)         ($)        ($)       ($)
----                   ---------   ----------------   ---------   ---------   -------   --------
Robert W. Baker......     681          5 months          $0        $34,050    $68,100   $102,150

                                  PENSION PLAN

     Effective January 1, 1997, El Paso amended its pension plan to provide pension benefits under a cash balance plan formula that defines participant benefits in terms of a hypothetical account balance. Prior to adopting a cash balance plan, El Paso provided pension benefits under a plan (the "Prior Plan") that defined monthly benefits based on final average earnings and years of service. Under the cash balance plan, an initial account balance was established for each El Paso employee who was a participant in the Prior Plan on December 31, 1996. The initial account balance was equal to the present value of Prior Plan benefits as of December 31, 1996.

     At the end of each calendar quarter, participant account balances are increased by an interest credit based on 5-Year Treasury bond yields, subject to a minimum interest credit of 4% per year, plus a pay credit equal to a percentage of salary and bonus. The pay credit percentage is based on the sum of age plus service at the end of the prior calendar year according to the following schedule:

AGE PLUS SERVICE                                               PAY CREDIT PERCENTAGE
----------------                                               ---------------------
Less than 35................................................             4%
35 to 49....................................................             5%
50 to 64....................................................             6%
65 and over.................................................             7%

     Under El Paso's pension plan and applicable Internal Revenue Code provisions, compensation in excess of $200,000 cannot be taken into account and the maximum payable benefit in 2003 was $160,000. Any excess benefits otherwise accruing under El Paso's pension plan are payable under El Paso's Supplemental Benefits Plan. Participants will receive benefits in the form of a lump sum payment under the Supplemental Benefits Plan unless a valid irrevocable election was made to receive payment in a form other than lump sum prior to June 1, 2004.

     Participants with an initial account balance on January 1, 1997 are provided minimum benefits equal to the Prior Plan benefit accrued as of the end of 2001. Upon retirement, certain participants (which include Messrs. Somerhalder, Phillips and Wise) are provided pension benefits that equal the greater of the cash balance formula benefit or the Prior Plan benefit. For Messrs. Somerhalder, Phillips and Wise, the Prior Plan benefit reflects accruals through the end of 2001 and is computed as follows: for each year of credited service up to a total of 30 years, 1.1% of the first $26,800, plus 1.6% of the excess over $26,800, of the participant's average annual earnings during his five years of highest earnings.

     Credited service as of December 31, 2001, for each of Messrs. Somerhalder, Phillips and Wise is reflected in the table below. Amounts reported under Salary and Bonus for each executive named in this proxy statement in the Summary Compensation Table approximate earnings as defined under the pension plan.

     Estimated annual benefits payable from the pension plan and Supplemental Benefits Plan upon retirement at the normal retirement age (age 65) for each executive named in this proxy statement is reflected below (based on assumptions that each executive named in this proxy statement receives base salary shown in the Summary Compensation Table with no pay increases, receives 50% of target annual bonuses beginning with bonuses earned for fiscal year 2004, and cash balances are credited with interest at a rate of 4% per annum):

                                                                                        ESTIMATED
                                                               PAY CREDIT PERCENTAGE     ANNUAL
NAMED EXECUTIVE                          CREDITED SERVICE(1)        DURING 2003        BENEFITS(2)
---------------                          -------------------   ---------------------   -----------
Doug Foshee............................          N/A                     5%             $250,683
John W. Somerhalder II.................           24                     7%             $398,400
Dwight Scott...........................          N/A                     5%             $198,568
Robert G. Phillips.....................            6                     6%             $170,122
Robert Baker...........................          N/A                     7%             $111,496
Ronald Kuehn(3)........................          N/A                     7%             $ 78,093
William A. Wise(4).....................           30                     7%             $881,725

---------------

(1) For Messrs. Somerhalder, Phillips and Wise, credited service shown is as of December 31, 2001.

(2) For Mr. Wise, the amount reflected has been reduced as a result of his participation in the Alternative Benefits Program, as described on page 38 of this proxy statement. Prior Plan minimum benefits for Messrs. Somerhalder and Wise are greater than their projected cash balance benefits at age 65.

(3) The amount reflected for Mr. Kuehn is his vested pension benefit amount under both the Supplemental Benefits Plan and the tax-qualified pension plan as of his termination date of September 2, 2003, payable commencing October 1, 2003 (at age 68). Mr. Kuehn has elected to receive his Supplemental Benefits Plan benefit in a lump sum of $79,211, minus amounts withheld for taxes. Mr. Kuehn has also elected to receive his benefit under the tax-qualified pension plan in a lump sum of $15,834. Additionally, due to Mr. Kuehn's previous employment with Sonat Inc., he is also receiving an annual benefit (75% joint and survivor form of payment) under the tax-qualified pension plan equal to $69,309.

(4) The amount reflected for Mr. Wise is his vested pension benefit amount under both the Supplemental Benefits Plan and the tax-qualified pension plan as of his termination date of March 12, 2003, payable commencing at age 65. Mr. Wise has elected to receive his Supplemental Benefits Plan benefit in a lump sum of $15,326,532, minus amounts withheld for taxes. Mr. Wise elected to receive a single life annuity benefit under the tax-qualified pension plan equal to $97,520 annually.

                               PERFORMANCE GRAPH

     El Paso has made previous filings and may make future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this proxy statement, in whole or in part. The following graphs, the Audit Committee Report and the Compensation Committee Report on Executive Compensation do not constitute soliciting materials and are not considered filed or incorporated by reference into any other El Paso filing or filing of its subsidiaries or affiliates under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

     This graph reflects the changes in the value of $100 invested since December 31, 1998 as invested in El Paso's common stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Multi-Utilities & Unregulated Power.

          COMPARISON OF ANNUAL CUMULATIVE TOTAL VALUES FROM 1998-2003
                      FOR EL PASO, THE S&P 500 STOCK INDEX
             AND THE S&P MULTI-UTILITIES & UNREGULATED POWER INDEX

                              (PERFORMANCE CHART)

--------------------------------------------------------------------------------
                        12/98     12/99     12/00     12/01     12/02     12/03
--------------------------------------------------------------------------------
 El Paso               $100.00   $113.95   $213.69   $135.29   $22.70    $27.30
 S&P 500 Stock Index   $100.00   $121.04   $110.02   $96.95    $75.52    $97.18
 S&P 500
  Multi-Utilities &
  Unregulated Power
  Index                $100.00   $110.22   $190.31   $42.20    $13.33    $18.69

     The annual values of each investment are based on the share price appreciation and assume cash dividend reinvestment. The calculations exclude any applicable brokerage commissions and taxes. Cumulative total stockholder return from each investment can be calculated from the annual values given above.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Mr. Wise had two sons-in-law and a sister-in-law who were employed by El Paso or its subsidiaries during fiscal year 2003 and earned and/or received compensation (and in the case of one son-in-law and his sister-in-law, severance payments in connection with their termination of employment) in the amount of $85,829, $242,769, and $71,844, respectively. Mr. Phillips' brother was employed by El Paso or its subsidiaries during fiscal year 2003 and earned and/or received compensation and severance in connection with his termination of employment in the amount of $168,574.

     See "Employment Contracts, Termination of Employment, Change in Control Arrangements and Director Indemnification Agreements" starting on page 33 of this proxy statement.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     El Paso's executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee currently consists of Messrs. Bissell, Dunlap, Talbert, Whitmire and Wyatt. Mr. Whitmire became a member of the Compensation Committee in March 2003 and Messrs. Dunlap and Talbert became members of the Compensation Committee in April 2003. Messrs. Dunlap, Talbert and Whitmire did not participate in the actions that were taken prior to their membership on the Committee.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee has neither interlocks nor insider participation.

PHILOSOPHY AND POLICIES

     As our stockholders know, 2003 was a year full of challenges and significant change for El Paso. We take our responsibility very seriously and have made a number of significant changes in El Paso's compensation philosophy and policies to reflect our (and the Board's) commitment to having a reasonable and fair executive compensation strategy. During 2003, we reviewed all of El Paso's executive compensation policies in detail and made significant changes in El Paso's executive compensation programs, most of which became effective in early 2004 and apply prospectively. We retained a new independent executive consulting firm, Deloitte Consulting, to replace the consultant the Compensation Committee had used in the past and to give us and management a new perspective.

     Our primary mission is to ensure that El Paso's executive compensation program is adequate to attract, motivate and retain competent executive personnel and, at the same time, rewards performance that will help create long-term investor value. We have taken a pay-for-performance approach to executive compensation that includes base salary, an annual cash incentive bonus, and long-term incentive awards in the form of restricted common stock and stock options. Each component of our executive compensation program is, to a significant extent, dependent upon both El Paso's performance (and, if appropriate, the performance of El Paso's business units) and individual executive performance. El Paso's performance goals include, among other measures, its attainment of certain financial and non-financial goals that are established at the beginning of each year, and its creation of investor value. We are also committed to stock ownership and believe equity compensation remains a strong long-term incentive for rewarding individual performance as well as closely aligning management's interests with the interests of our stockholders.

     We believe each component of our executive compensation strategy has a specific purpose, as discussed in detail below.

     Base Salary. Base salaries are paid for ongoing performance throughout the year. We review base salaries annually to ensure they are competitive and commensurate with each executive's job responsibilities and the executive's performance.

     Annual Cash Incentive Bonuses. Annual cash incentive bonuses are paid after the end of a calendar year once we have determined El Paso's performance (and, if applicable, the performance of El Paso's business units) and each individual executive's performance relative to the performance goals that we establish at the beginning of each year. We establish the annual cash incentive bonus opportunity for each executive officer at the beginning of the year at a target level. The target level is reviewed annually to ensure that the target opportunities are competitive and commensurate with each executive's job responsibilities. There is upside potential for an executive's annual cash incentive bonus to exceed the target level in the event of exceptional performance by either El Paso and/or the individual executive.

     Long-Term Incentive Awards. Long-term incentive awards are in the form of restricted common stock and stock options. Restricted stock and stock options tie directly to the performance of El Paso's common stock and provide the executive an incentive to build stockholder value. The executive receives financial gains only when the stock price rises for all stockholders. Restricted stock and stock options also provide an effective means of executive retention because the awards are focused long-term and vest over a period of years. Long-term incentive awards will consist of approximately 50% in restricted stock and 50% in stock options.

     In order to determine appropriate levels of executive compensation, we conduct periodically a thorough competitive evaluation (including, among other things, a review of proprietary and proxy information) and we consult with and receive advice from Deloitte Consulting. We consider relevant industry and market changes when evaluating El Paso's performance as well as each individual executive's performance. Deloitte Consulting reviews and interprets certain data and information that compares El Paso with a peer group of companies. The peer group includes a majority of the companies included in the S&P Multi-Utilities & Unregulated Power Index (reflected in the Performance Graph found on page 27 of this proxy statement) along with certain additional companies in general industry with revenues comparable to El Paso's that Deloitte Consulting and we believe represent El Paso's appropriate comparators for executive pay purposes. In order to attract, retain and motivate all of our employees, we strive to pay market competitive compensation at all levels of employees and officers throughout El Paso, and review compensation trend information to ensure that changes in compensation (including executive compensation) are justified given the market conditions at the time. In addition to considering the external market, we will monitor the relationship between the compensation of our senior executives and the compensation of our non-managerial employees. We will be attentive to avoid any unjustified widening of that compensation differential.

     We have established an executive compensation program with a strong performance-based orientation. As stated above, our primary mission is to ensure that each executive officer's compensation is directly related both to individual performance and the performance of El Paso. In particular, after consulting with Deloitte Consulting, we determined that with respect to cash compensation, the base salary of executive officers will be targeted at or near the 50th percentile of the peer group's base salaries. The total direct cash compensation the executive can achieve (the executive's base salary plus annual cash incentive bonus) is also targeted at approximately the 50th percentile of the peer group, and can be lower than the 50th percentile if target level performance is not achieved or higher in the case of performance above the target levels. The value of long-term incentive awards for executive officers, including the CEO, is also targeted at approximately the 50th percentile of the peer group if El Paso's and the individual executive's performances are at target levels. Long-term incentive awards can also be lower when target levels of performance are not achieved or higher in the case of exceptional performance above the target levels.

     Section 162(m) of the IRC was enacted in 1993 and generally affects El Paso's federal income tax deduction for compensation paid to El Paso's CEO and four other highest paid executive officers. To the extent compensation is "performance-based" within the meaning of Section 162(m), the Section's limitations will not apply. Since 1993, we and the full Board have adopted, and our stockholders have approved, certain El Paso compensation plans, which have been structured to qualify as performance-based compensation under Section 162(m). Specifically, annual cash incentive awards and long-term incentive awards are designed to meet the requirements of Section 162(m). In addition to requiring and encouraging stock ownership by El Paso executives, these plans are designed to allow us to provide appropriate compensation when certain performance goals have been achieved. While we strive to make awards under El Paso plans that are intended to qualify as performance-based compensation under
Section 162(m), it is possible under certain circumstances that some portion of the compensation paid to El Paso's CEO and other executive officers will not meet the standards of deductibility under Section 162(m). We reserve the right to award compensation which does not qualify as performance-based under Section 162(m) if we determine that such awards are necessary to provide a competitive compensation package to attract and retain qualified executive talent.

SIGNIFICANT EXECUTIVE COMPENSATION ACTIONS TAKEN DURING 2003

     The Board of Directors hired Mr. Foshee as El Paso's CEO in September 2003. In order to attract Mr. Foshee, we, in consultation with our former independent executive compensation consulting firm, offered Mr. Foshee a sign-on bonus of $875,000 in cash and $875,000 of El Paso common stock (to compensate him in part for the compensation forgone at his previous employer), a starting base salary of $900,000, a target annual cash incentive bonus of 100% of his contracted base salary (pro-rated for 2003) and participation in the El Paso plans that are available to other executive officers described on page 35 of this proxy statement. In addition, Mr. Foshee was granted 200,000 shares of performance vested restricted common stock [see page 33 of this proxy statement for a description of those performance measures] and 1,000,000 stock options. While Mr. Foshee has a letter agreement with El Paso, as described on page 33 of this proxy statement, his compensation and benefits are determined under El Paso's plans in effect from time to time and in accordance with the policies described above. We think that our stockholders should know that Mr. Foshee has voluntarily agreed to reduce his base salary for 2004 by 30% to $630,000 in an effort to reduce costs, and we commend him for this action. This reduction does not affect his annual target bonus opportunity or any other of his benefits.

     During 2003, Mr. Kuehn was appointed as interim CEO pending the search and hire of a permanent CEO. We, based upon advice from our former independent executive compensation consulting firm, set his compensation at $100,000 per month, with a target annual cash incentive bonus of 100% pro-rated for his service during 2003. When Mr. Foshee was hired as the permanent CEO, we awarded Mr. Kuehn his target bonus, equal to $600,000 for his service as interim CEO and pursuant to his interim CEO agreement. For a complete description of Mr. Kuehn's compensation and benefits, see the Summary Compensation Table and the description of his interim CEO employment agreement located on pages 21 and 34 of this proxy statement.

     During 2003, Mr. Wise's employment was terminated. See page 34 of this proxy statement for a description of Mr. Wise's employment agreement. Other than his base salary he received during the time he was employed in 2003, he also received compensation and benefits pursuant to his employment agreement, the El Paso plans described on page 35 of this proxy statement, and other agreed upon items.

     In 2003, target annual cash incentive bonuses, depending upon both El Paso's and the individual executive's performance, could range from 0% to 100% of contracted base salary for Mr. Foshee, from 0% to 95% for Messrs. Phillips and Somerhalder, from 0% to 75% for Mr. Scott, and from 0% to 60% for Mr. Baker. In the case of exceptional El Paso and individual executive performance, the actual target bonus eligibility could be adjusted upward to 200% of the target bonus. Based on the performance goals established each year, we determine the specific percentage cash bonus to be awarded to each recipient based upon both El Paso's and the individual executive's performance. For the reasons discussed below, we determined that annual cash incentive bonuses should be paid at one-half of the target levels, plus an adjustment for exceptional individual executive performance of the CEO and other named executive officers for 2003.

     We also carefully reviewed El Paso's performance during the four-year performance period that ended during 2003 and determined that any payments pursuant to the long-term performance unit program would not be appropriate.

     During 2003, we eliminated the perquisite and benefit allowance that El Paso officers (including the CEO and the other named executive officers) had received and determined to increase base salaries by the same amount.

EL PASO PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

     We have reviewed El Paso's 2003 financial goals and non-financial goals. El Paso's 2003 financial goals included earnings before interest and taxes, earnings per share, revenues, operating cash flow, operating and maintenance cost objectives, and capital expenditures. El Paso's 2003 non-financial goals included protecting and strengthening our liquidity position, attaining capital expenditure targets for each operating business unit, making significant progress towards resolution of the California-related litigation, maximizing operating cash flow, completing targeted asset divestitures, reducing corporate and shared services costs, continuing to enhance company-wide environmental and safety programs, and achieving certain specific goals for each business unit. For the regulated pipeline business segment, these goals included maximizing revenue potential of existing systems through remarketing strategies and cost efficient operations, achieving the capital expenditure target, recontracting capacity on certain pipelines, implementing expansion projects, resolving capacity allocation issues, and capitalizing on growth opportunities in the pipeline industry. For the exploration and production business segment, these goals included completing identified asset divestitures, developing leading-edge drilling and completion technologies to maximize production, achieving reserve additions at unit costs below certain industry averages, achieving the capital expenditure target, and continuing to realize production synergies with other El Paso business units. For El Paso's Field Services business, these goals included increasing free cash flow, increasing value of the investment in GulfTerra Energy Partners, executing on deepwater Gulf of Mexico projects, achieving the capital expenditure target, and developing strategic alternatives to maximize value of midstream business. For the Merchant Energy group, these goals included maximizing cash flow from trading book liquidation while minimizing use of working capital, completing identified power and petroleum/LNG asset divestitures, achieving the capital expenditure target, selling restructured power plant financing vehicles, and completing successfully the Brazilian financings. In addition, each business unit had specific operational goals, including primarily continued enhancement of safety programs and operational reliability.

     After analyzing these goals and El Paso's performance, we determined that El Paso attained the necessary performance goals for the 2003 performance period to award cash incentive bonuses under El Paso's 2001 Omnibus Incentive Compensation Plan. The performance goals that were attained include cash flow goals as well as substantially all of the non-financial goals. Although the attainment of all performance goals is not required, all performance goals are evaluated to determine the actual cash incentive bonus that may be awarded in a given year. During 2003, we did not assign relative weights to each of the measures used in determining executive compensation. Moreover, we do not publish any of El Paso's or the CEO's quantifiable targets or other specific goals which we determine to be sensitive and proprietary and could adversely affect El Paso.

     Consistent with our philosophy and policies identified above, we reviewed internal and external factors to determine the appropriate compensation for Mr. Foshee and other executive officers of El Paso for 2003. We considered the significant amount of work that Mr. Foshee has accomplished since assuming the CEO position in September 2003. Specifically, we considered the El Paso stock price appreciation since he became CEO through the end of 2003; reduction of debt; actual earnings per share versus plan; execution on asset sales; roll-out and implementation of the long-range plan; establishment of a streamlined, qualified executive management team; the significant progress on the clean slate initiative to restructure the organization to be more efficient; establishment of a company culture living the core values (stewardship, integrity, safety, accountability and excellence); and improvement of overall company performance. Mr. Foshee displayed foresight and responsiveness to rapidly changing industry-wide and general economic conditions by implementing a credible plan to streamline El Paso's businesses, cut costs, and establish relationships with credit rating agencies, major stockholders, debt holders, financial institutions and business partners. These achievements are significant in light of the circumstances of the volatile energy markets, difficult financial markets and a challenging regulatory environment. Having reviewed the contribution that the CEO made to El Paso's performance in 2003, we believe that he demonstrates the integrity, intuition, planning and leadership qualities that the executive compensation program was designed to foster and reward. In light of the foregoing, we concluded that Mr. Foshee should receive an annual cash incentive bonus for 2003 in the amount of $600,000.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     We consulted with Deloitte Consulting and applied the information and performance goals outlined above in reviewing and approving the compensation of El Paso's other executive officers. In light of El Paso's overall business performance during 2003, we awarded one-half of the target annual cash incentive bonus for each of the other named executive officers, plus an adjustment for exceptional individual executive performance. Except as discussed below, no stock options, shares of restricted stock or other long-term incentive awards were granted in 2003 to the other named executive officers. We also consulted with our former independent executive compensation consulting firm and Deloitte Consulting with respect to base salaries and target annual cash incentive bonuses for the other named executive officers and made certain adjustments commensurate with an increase in responsibilities. Specifically during 2003, (1) Mr. Phillips received an increase in his (a) base salary of $100,000 and (b) target annual cash incentive bonus potential of 25%, as a result of his increased responsibilities for El Paso's significant operations in GulfTerra Energy Partners; and (2) Mr. Baker received (w) an increase in his base salary of $50,000, (x) an increase in his target annual cash incentive bonus potential of 20%, (y) a grant of 4,983 shares of performance-based vesting restricted stock, and (z) a grant of 681 performance units, as a result of his increased responsibilities when he assumed the position as president of Merchant Energy and subsequent increase in responsibilities as El Paso's executive vice president and general counsel. Except for Messrs. Phillips and Baker and the additional increases in base salaries as a result of the elimination of the perquisite and benefits allowance (discussed above), we determined that none of the other named executive officers should receive an adjustment in their base salary or target annual cash incentive bonus potential. Given the significant financial challenges facing El Paso during 2003, we paid a special retention bonus to Mr. Scott in the amount of $500,000 in order to ensure that he would remain with El Paso during the critical financial restructurings that have since been completed during 2003.

           THE 2003 COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Joe B. Wyatt  John M. Bissell  James L. Dunlap  J. Michael Talbert  John Whitmire
   (Chairman)      (Member)         (Member)           (Member)         (Member)

                             AUDIT COMMITTEE REPORT

     All members of the Audit Committee are "independent", as that term is defined under Section 10A of the Securities Exchange Act of 1934, the proposed Securities and Exchange Commission rules and the NYSE listing standards. Each member of the Audit Committee is also financially literate, as that qualification is interpreted by El Paso's Board of Directors in its business judgment. Further, each of Messrs. Goldman and Hix qualifies and is designated as the "audit committee financial expert," serving on the Audit Committee as such term is defined in rules adopted by the Securities and Exchange Commission and interpreted by El Paso's Board. The Audit Committee currently consists of Messrs. Braniff, Bissell, Goldman, Hix, MacNeil, Wallop and Whitmire. During fiscal year 2003, the Audit Committee met 12 times and discussed the interim financial information contained in each quarterly earnings announcement and the Form 10-Q and Form 10-K with management, the internal auditors and independent auditors prior to release.

POLICIES AND MISSION

     Our primary function is to assist the Board of Directors in fulfilling its oversight responsibilities to ensure the integrity of El Paso's financial statements, El Paso's compliance with legal and regulatory requirements, the independent auditor's appointment, compensation, qualifications, independence and performance. We also review performance, risk management, internal controls and internal audit procedures with the head of El Paso's internal audit, and engage in any necessary private sessions with El Paso's internal audit and independent accountants. We have prepared this audit committee report as required by the SEC, and we engage in annual self evaluations. We are directly responsible for the appointment, termination, compensation and oversight of the work of the independent auditing firm engaged by El Paso (including resolution of potential disputes between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor reports directly to us. We obtain and review annually a report by the independent auditor describing among other matters, the independent auditors' internal quality control procedures and all relationships between the independent auditor and El Paso. We discuss generally the types of information to be disclosed, and the type of presentation to be made, with regard to earnings press releases and financial information and earnings guidance given to analysts and rating agencies with special emphasis on reviewing pro forma or adjusted non-GAAP data. All auditing services and permitted non-audit services provided to El Paso by the independent auditor are pre-approved by us in accordance with our pre-approval policy and applicable law. These responsibilities do not preclude us from obtaining the input of management, but these responsibilities may not be delegated to management.

AUDIT COMMITTEE STATEMENT

     Consistent with its policies and mission stated above, we have adopted a charter, which is included as Exhibit A to this proxy statement. We have reviewed and discussed the audited financial statements with El Paso management; discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented; received a written disclosure letter from El Paso's independent certified public accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and have discussed with the independent certified public accountants the independent accountant's independence; and based on the review and discussions contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in El Paso's Annual Report on Form 10-K for the 2003 fiscal year for filing with the Securities and Exchange Commission.

     El Paso's management is responsible for El Paso's financial reporting process, internal audit process, and the preparation of El Paso's financial statements. El Paso's independent accountants are responsible for auditing those financial statements. We monitor and review these processes and do not conduct auditing or accounting reviews or procedures. We meet with management and the independent auditor to discuss the financial statements, and rely on El Paso's management's representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, and on the representations of El Paso's independent accountants included in their report on El Paso's financial statements.

        CURRENT MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Juan Carlos Braniff  John M. Bissell  Robert W. Goldman  Thomas R. Hix  J. Carleton MacNeil, Jr.  Malcolm Wallop  John Whitmire
    (Chairman)          (Member)          (Member)         (Member)             (Member)             (Member)       (Member)

            EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE
        IN CONTROL ARRANGEMENTS AND DIRECTOR INDEMNIFICATION AGREEMENTS

EMPLOYMENT AGREEMENTS

  CURRENT EMPLOYEES

     Douglas L. Foshee entered into a letter agreement with El Paso effective September 1, 2003. Under this agreement, Mr. Foshee serves as President, Chief Executive Officer and a director of El Paso and receives an annual salary of $900,000 (which Mr. Foshee has voluntarily reduced for 2004 to $630,000). Mr. Foshee is also eligible to earn a target bonus amount equal to 100% of his annual salary (a maximum bonus of 200% of salary) based on El Paso's and his performance as determined by the Compensation Committee. Mr. Foshee will receive the additional employee benefits which are available to senior executive officers. In addition, on the start date of his employment, Mr. Foshee was granted 1,000,000 options to purchase El Paso common stock and 200,000 shares of restricted stock. The options will time vest pro-rata over a five-year period. The shares of restricted stock have both time and performance vesting provisions. Depending on El Paso's performance relative to its peers during the first year, the number of shares Mr. Foshee may actually receive is between zero and 300,000 shares. The shares of restricted stock that vest based on performance also time vest pro-rata over a five-year period. On his start date, Mr. Foshee received common stock with a value of $875,000 and an additional cash payment of $875,000. Mr. Foshee may not pledge or sell the common stock received as part of the sign-on bonus for a period of two years from the grant date. If Mr. Foshee's employment is involuntarily terminated not for cause, Mr. Foshee will receive a lump sum payment of two years base pay and target bonus. In the event he is terminated within two years of a change in control (or terminates employment for good reason), Mr. Foshee will receive a lump sum payment of three years annual salary and target bonus (plus a pro-rated portion of his target bonus).

  FORMER EMPLOYEES

     As part of the merger with Sonat, El Paso entered into a termination and consulting agreement with Ronald L. Kuehn, Jr., dated October 25, 1999. Under this agreement, Mr. Kuehn served as the non-executive Chairman of El Paso's Board of Directors through December 31, 2000, and received a fee of $20,833 per month from October 25, 1999 through December 31, 2000. In addition, Mr. Kuehn received the perquisites that were available to him prior to the merger with Sonat pursuant to this agreement, as well as non-cash compensation available to other non-employee directors. Starting on October 25, 1999, and for the remainder of his life, Mr. Kuehn will receive certain ancillary benefits made available to him prior to the merger with Sonat, including the provision of office space and related services, and payment of life insurance premiums sufficient to provide a death benefit equal to four times his base pay as in effect immediately prior to October 25, 1999. Mr. Kuehn and his eligible dependents will also receive retiree medical coverage. El Paso maintained a collateral assignment split-dollar life insurance policy to provide for the death benefit for Mr. Kuehn to satisfy its obligation to provide the life insurance referenced above. In January 2003, El Paso released the collateral assignment on the policy. El Paso recovered $1,116,303 from the policy's cash surrender value for premiums paid by El Paso and its predecessors for Mr. Kuehn under the policy and gave up the right to recoup $881,588, which was left in the policy to provide coverage under the policy until age 95. The release of the collateral assignment and the right to recoup $881,588 was treated as a transfer of property to Mr. Kuehn subject to ordinary income tax. El Paso paid Mr. Kuehn $619,723 to satisfy the tax liabilities related to the transfer of the policy. In March 2003, Mr. Kuehn, in an interim capacity, replaced Mr. Wise as Chief Executive Officer of El Paso. At that time, El Paso entered into an employment agreement with Mr. Kuehn effective upon his appointment as interim Chief Executive Officer of El Paso. Mr. Kuehn has also served as Chairman of the Board of El Paso since March 2003. Under his employment agreement, Mr. Kuehn received a monthly salary of $100,000 and was eligible to earn a target bonus amount equal to 100% of his annual salary based on El Paso's and his performance as determined by the Compensation Committee. Pursuant to his employment agreement, on the date Mr. Foshee began as the permanent Chief Executive Officer of El Paso, Mr. Kuehn received a pro-rated portion of his target bonus based on the number of months he served as the interim Chief Executive Officer in the amount of $600,000 and a termination payment in the amount of $100,000 for the time he served as interim Chief Executive Officer. Mr. Kuehn's employment agreement also provided for an award of 125,000 nonqualified stock options to purchase shares of common stock and 50,000 shares of restricted stock of El Paso under the 2001 Omnibus Incentive Compensation Plan. His stock options vested and all restrictions on his restricted stock lapsed on the date Mr. Foshee began as the permanent Chief Executive Officer.

     Effective as of March 12, 2003, Mr. Kuehn replaced William A. Wise as Chief Executive Officer and Chairman of the Board of Directors pending selection of a permanent Chief Executive Officer. Mr. Wise received the severance benefits set forth in his pre-existing employment agreement for the remaining three-year term of his agreement consisting of his annual salary of $1,430,004, an annual bonus in the amount of $1,716,004, service credit and age credit for pension benefits and continued medical, dental and vision insurance. Effective in May 2004, payment to Mr. Wise of his annual salary was suspended. In May 2004, Mr. Wise initiated an arbitration in connection with his employment agreement. Mr. Wise asserts that he is entitled to additional perquisites under the terms of his pre-existing employment agreement. Mr. Wise is not entitled to receive benefits under his employment agreement that otherwise would arise in connection with any future change in control of El Paso. Any salary, bonus, or benefits received by Mr. Wise in connection with any full-time employment during the remaining three-year term will reduce the salary, bonus, or benefits payable to Mr. Wise under the terms of his agreement. In March 2003, El Paso transferred ownership of Mr. Wise's company-owned automobile to Mr. Wise and agreed to purchase his Houston residence, if timely requested to do so at the greater of its appraised value or the amount of Mr. Wise's investment. In 1997, El Paso loaned Mr. Wise $1,564,000 with interest at 6.8% for the purchase of his Houston residence. On

March 19, 2003, Mr. Wise repaid this loan in full with accrued interest, consisting of $1,564,000 in principal and $617,436 in interest. In 2001, El Paso loaned Mr. Wise $7,332,195 with interest at 4.99% to fund Mr. Wise's exercise of options to purchase El Paso common stock. This outstanding loan obligation became payable by Mr. Wise in full upon the cessation of his employment. On April 23, 2003, Mr. Wise repaid this loan in full with accrued interest, consisting of $7,332,195 in principal and $594,549 in interest. In addition, Mr. Wise held 1,887,917 vested stock options. These options are exercisable by Mr. Wise through March 12, 2006, unless they expire earlier in accordance with their terms. Any portion of these options not exercised by March 12, 2006 or any earlier applicable expiration date will be forfeited on that date. Of these 1,887,917 stock options, 100,000 were converted automatically into shares of El Paso common stock on October 25, 2003, with the value per option equal to the fair market value of El Paso common stock on that date. Mr. Wise forfeited 258,333 unvested stock options when he ceased to be an employee of El Paso on March 12, 2003. In addition, 491,639 shares of restricted stock held by Mr. Wise as of March 12, 2003 became vested as of that date, and 139,609 shares of restricted stock were forfeited as of that date. Mr. Wise also became vested in 33,281 performance units, the performance cycle for which ended in June 2003, without value, and he forfeited 2,219 unvested performance units.

BENEFIT PLANS

     Severance Pay Plan. The Severance Pay Plan is a broad-based employee plan providing severance benefits following a "qualifying termination" for all salaried employees of El Paso and certain of its subsidiaries. The plan also includes an executive supplement, which provides enhanced severance benefits for certain executive officers of El Paso and certain of its subsidiaries, including Messrs. Foshee, Somerhalder, Scott, Phillips and Baker. The enhanced severance benefits available under the supplement include an amount equal to two times the sum of the officer's annual salary, including annual target bonus amounts as specified in the plan. A qualifying termination includes an involuntary termination of the officer as a result of the elimination of the officer's position or a reduction in force and a termination for "good reason" (as defined under the plan). In the event the Severance Pay Plan is terminated, the executive supplement will continue as a separate plan unless the action terminating the Severance Pay Plan explicitly terminates the supplement. The executive supplement of the Severance Pay Plan terminates on January 1, 2005, unless extended. In the event of a "change in control" (as defined in the Key Executive Severance Protection Plan) of El Paso, participants whose termination of employment entitles them to severance pay under the executive supplement and the Key Executive Severance Protection Plan will receive severance pay under the Key Executive Severance Protection Plan, rather than under the executive supplement.

     2004 Key Executive Severance Protection Plan. El Paso periodically reviews its benefits plans and engages Deloitte Consulting to make recommendations regarding its plans. Deloitte recommended that El Paso adopt a new executive severance plan that more closely aligns with current market arrangements than El Paso's Key Executive Severance Protection Plan and Employee Severance Protection Plan (as described below). In light of Deloitte's recommendation, El Paso adopted this plan in March 2004. This plan provides severance benefits following a "change in control" of El Paso for executives of El Paso and certain of its subsidiaries designated by the Board or the Compensation Committee, including Messrs. Foshee, Scott and Baker. This plan is intended to replace the Key Executive Severance Protection Plan and the Employee Severance Protection Plan, and participants are required to waive their participation under those plans (if applicable) as a condition to becoming participants in this plan. The benefits of the plan include: (1) a cash severance payment in an amount equal to three times the annual salary and target bonus for Mr. Foshee, two times the annual salary and target bonus for executive vice presidents and senior vice presidents, including Messrs. Scott and Baker, and one times the annual salary and target bonus for vice presidents; (2) a pro-rated portion of the executive's target bonus for the year in which the termination of employment occurs; (3) continuation of life and health insurance following termination for a period of 36 months for Mr. Foshee, 24 months for executive vice presidents and senior vice presidents, including Messrs. Scott and Baker, and 12 months for vice presidents; (4) a gross-up payment for any federal excise tax imposed on an executive in connection with any payment or distribution made by El Paso or any of its affiliates under the plan or otherwise; provided that in the event a reduction in payments in respect of the executive of 10% or less would cause no excise tax to be payable in respect of that executive, then the executive will not be entitled to a gross-up payment and payments to the executive shall be reduced to the extent necessary so that the payments shall not be subject to the excise tax; and (5) payment of legal fees and expenses incurred by the executive to enforce any rights or benefits under the plan. Benefits are payable for any termination of employment of an executive in the plan within two years following the date of a change in control, except where termination is by reason of death, disability, for "cause" (as defined in the plan) or instituted by the executive other than for "good reason" (as defined in the plan). Benefits are also payable under the plan for terminations of employment prior to a change in control that arise in connection with, or in anticipation of, a change in control. Benefits are not payable for any termination of employment following a change in control if (i) the termination occurs in connection with the sale, divestiture or other disposition of designated subsidiaries of El Paso, (ii) the purchaser or entity subject to the transaction agrees to provide severance benefits at least equal to the benefits available under the plan, and (iii) the executive is offered, or accepts, employment with the purchaser or entity subject to the transaction. A change in control generally occurs if: (i) any person or entity becomes the beneficial owner of more than 20% of El Paso's common stock; (ii) a majority of the current members of the Board of Directors of El Paso or their approved successors cease to be directors of El Paso (or, in the event of a merger, the ultimate parent following the merger); or (iii) a merger, consolidation, or reorganization of El Paso, a complete liquidation or dissolution of El Paso, or the sale or disposition of all or substantially all of El Paso's and its subsidiaries' assets (other than a transaction in which the same stockholders of El Paso before the transaction own 50% of the outstanding common stock after the transaction is complete). This plan generally may be amended or terminated at any time prior to a change in control, provided that any amendment or termination that would adversely affect the benefits or protections of any executive under the plan shall be null and void as it relates to that executive if a change in control occurs within one year of the amendment or termination. In addition, any amendment or termination of the plan in connection with, or in anticipation of, a change in control which actually occurs shall be null and void. From and after a change in control, the plan may not be amended in any manner that would adversely affect the benefits or protections provided to any executive under the plan.

     Key Executive Severance Protection Plan. This plan, initially adopted in 1992, provides severance benefits following a "change in control" of El Paso for certain officers of El Paso and certain of its subsidiaries, including Messrs. Somerhalder and Phillips. The benefits of the plan include: (1) an amount equal to three times the participant's annual salary, including maximum bonus amounts as specified in the plan; (2) continuation of life and health insurance for an 18-month period following termination; (3) a supplemental pension payment calculated by adding three years of additional credited pension service; (4) certain additional payments to the terminated employee to cover excise taxes if the payments made under the plan are subject to excise taxes on golden parachute payments; and (5) payment of legal fees and expenses incurred by the employee to enforce any rights or benefits under the plan. Benefits are payable for any termination of employment for a participant in the plan within two years of the date of a change in control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason" (as defined in the plan). A change in control occurs if: (i) any person or entity becomes the beneficial owner of 20% or more of El Paso's common stock;
(ii) any person or entity (other than El Paso) purchases the common stock by way of a tender or exchange offer; (iii) El Paso stockholders approve a merger or consolidation, sale or disposition or a plan of liquidation or dissolution of all or substantially all of El Paso's assets; or (iv) if over a two year period a majority of the members of the Board of Directors at the beginning of the period cease to be directors. A change in control has not occurred if El Paso is involved in a merger, consolidation or sale of assets in which the same stockholders of El Paso before the transaction own 80% of the outstanding common stock after the transaction is complete. This plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan or be made following the occurrence of a change in control. This plan is closed to new participants, unless the Board determines otherwise.

     Employee Severance Protection Plan. This plan, initially adopted in 1992, provides severance benefits following a "change in control" (as defined in the Key Executive Severance Protection Plan) of El Paso for certain salaried, non-executive employees of El Paso and certain of its subsidiaries. The benefits of the plan include: (1) severance pay based on the formula described below, up to a maximum of two times the participant's annual salary, including maximum bonus amounts as specified in the plan; (2) continuation of life and health insurance for an 18-month period following termination (plus an additional payment, if necessary, equal to any additional income tax imposed on the participant by reason of his or her continued life and health insurance coverage); and (3) payment of legal fees and expenses incurred by the employee to enforce any rights or benefits under the plan. The formula by which severance pay is calculated under the plan consists of the sum of: (i) one-twelfth of a participant's annual salary and maximum bonus for every $7,000 of his or her annual salary and maximum bonus, but no less than five-twelfths nor more than the entire salary and bonus amount, and (ii) one-twelfth of a participant's annual salary and maximum bonus for every year of service performed immediately prior to a change in control. Benefits are payable for any termination of employment for a participant in the plan within two years of the date of a change in control, except where termination is by reason of death, disability, for cause or instituted by the employee for other than "good reason" (as defined in the plan). This plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan or be made following the occurrence of a change in control. This plan has been closed to new participants, unless the Board determines otherwise.

     Supplemental Benefits Plan. This plan provides for certain benefits to officers and key management employees of El Paso and its subsidiaries. The benefits include: (1) a credit equal to the amount that a participant did not receive under El Paso's Pension Plan because the Pension Plan does not consider deferred compensation (whether in deferred cash or deferred restricted common stock) for purposes of calculating benefits and eligible compensation is subject to certain Internal Revenue Code limitations; and (2) a credit equal to the amount of El Paso's matching contribution to El Paso's Retirement Savings Plan that cannot be made because of a participant's deferred compensation and Internal Revenue Code limitations. The plan may not be terminated so long as the Pension Plan and/or Retirement Savings Plan remain in effect. The management committee of this plan designates who may participate and also administers the plan. Benefits under El Paso's Supplemental Benefits Plan are paid upon termination of employment in a lump-sum payment. In the event of a change in control (as defined under the Key Executive Severance Protection Plan) of El Paso, the supplemental pension benefits become fully vested and nonforfeitable.

     Senior Executive Survivor Benefits Plan. This plan provides certain senior executives (including each of the named executives in this proxy statement, except for Messrs. Wise and Kuehn who are no longer employees) of El Paso and its subsidiaries who are designated by the plan administrator with survivor benefit coverage in lieu of the coverage provided generally for employees under El Paso's group life insurance plan. The amount of benefits provided, on an after-tax basis, is two and one-half times the executive's annual salary. Benefits are payable in installments over 30 months beginning within 31 days after the executive's death, except that the plan administrator may, in its discretion, accelerate payments.

     Benefits Protection Trust Agreement. El Paso maintains a trust for the purpose of funding certain of its employee benefit plans (including the severance protection plans described above). The trust consists of a trustee expense account, which is used to pay the fees and expenses of the trustee, and a benefit account, which is made up of three subaccounts and used to make payments to participants and beneficiaries in the participating plans. The trust is revocable by El Paso at any time before a "threatened change in control" (which is generally defined to include the commencement of actions that would lead to a "change in control" (as defined under the Key Executive Severance Protection Plan)) as to assets held in the trustee expense account, but is not revocable (except as provided below) as to assets held in the benefit account at any time. The trust generally becomes fully irrevocable as to assets held in the trust upon a threatened change in control. The trust is a grantor trust for federal tax purposes, and assets of the trust are subject to claims by El Paso's general creditors in preference to the claims of plan participants and beneficiaries. Upon a threatened change in control, El Paso must deliver $1.5 million in cash to the trustee expense account. Prior to a threatened change in control, El Paso may freely withdraw and substitute the assets held in the benefit account, other than the initially funded amount; however, no such assets may be withdrawn from the benefit account during a threatened change in control period. Any assets contributed to the trust during a threatened change in control period may be withdrawn if the threatened change in control period ends and there has been no threatened change in control. In addition, after a change in control occurs, if the trustee determines that the amounts held in the trust are less than "designated percentages" (as defined in the Trust Agreement) with respect to each subaccount in the benefit account, the trustee must make a written demand on El Paso to deliver funds in an amount determined by the trustee sufficient to attain the designed percentages. Following a change in control and if the trustee has not been requested to pay benefits from any subaccount during a "determination period" (as defined in the Trust Agreement), El Paso may make a written request to the trustee to withdraw certain amounts which were allocated to the subaccounts after the change in control occurred. The trust generally may be amended or terminated at any time, provided that no amendment or termination may result, directly or indirectly, in the return of any assets of the benefit account to El Paso prior to the satisfaction of all liabilities under the participating plans (except as described above) and no amendment may be made unless El Paso, in its reasonable discretion, believes that such amendment would have no material adverse effect on the amount of benefits payable under the trust to participants. In addition, no amendment may be made after the occurrence of a change in control which would (i) permit El Paso to withdraw any assets from the trustee expense account, (ii) directly or indirectly reduce or restrict the trustee's rights and duties under the trust, or (iii) permit El Paso to remove the trustee following the date of the change in control.

     Alternative Benefits Program (ABP). In 2001, Mr. Wise reduced the balance of certain compensation payable to him under the Supplemental Benefits Plan by $5,000,000, in exchange for the right to participate in the ABP. The program provides for a loan to purchase a life insurance policy under a family trust. The amount of the loan to Mr. Wise was $9,000,000. The trust is the named beneficiary under the life insurance policy, and the loan with accrued interest will be repaid, on an after-tax basis, with proceeds of the policy after the participant's, or his spouse's death, whichever is later. The compensation that was reduced had been awarded in prior years and was disclosed as required in earlier proxy statements of El Paso. The cost of this program will not exceed the cost El Paso would have paid as compensation with respect to the reduced amounts. An amount of $2,608 was imputed as income in 2003 for Mr. Wise and is included, to the extent required under the rules of the SEC, in the "Other Annual Compensation" column to the Summary Compensation Table on page 21 of this proxy statement. This program is now closed to new participants.

DIRECTOR INDEMNIFICATION AGREEMENTS

     El Paso has entered into indemnification agreements with each member of the Board of Directors as part of El Paso's indemnification program and in order to enable El Paso to attract and retain qualified directors. The indemnification agreements provide for payment of reasonable expenses (including attorneys' fees) incurred by each of the directors in defending a proceeding related to their service as a director in advance of its final disposition. El Paso may maintain insurance, enter into contracts, create a trust fund or use other means available to ensure payment of any indemnity payments and expense advances. In the event of a change in control of El Paso, El Paso is obligated to pay the costs of independent legal counsel who will be selected to provide legal advice with respect to all matters concerning the rights of each director to indemnity payments and expense advances after any such change in control.

                   EQUITY COMPENSATION PLAN INFORMATION TABLE

     The following table provides information concerning equity compensation plans as of December 31, 2003, that have been approved by stockholders and equity compensation plans that have not been approved by stockholders. The table includes (a) the number of securities to be issued upon exercise of options, warrants and rights outstanding under the equity compensation plans, (b) the weighted-average exercise price of all outstanding options, warrants and rights and (c) additional shares available for future grants under all of El Paso's equity compensation plans.

                                       (A)                       (B)                      (C)
                            --------------------------   --------------------   -----------------------
                                                                                 NUMBER OF SECURITIES
                                                                                REMAINING AVAILABLE FOR
                                                                                 FUTURE ISSUANCE UNDER
                            NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE       EQUITY COMPENSATION
                             ISSUED UPON EXERCISE OF      EXERCISE PRICE OF        PLANS (EXCLUDING
                               OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
PLAN CATEGORY                 WARRANTS AND RIGHTS(1)     WARRANTS AND RIGHTS          COLUMN (A))
-------------               --------------------------   --------------------   -----------------------
Equity compensation plans
  approved by
  stockholders............           6,954,152                  $34.75                 6,056,015(2)
Equity compensation plans
  not approved by
  stockholders............          26,544,491                  $52.50                25,890,530(3)
                                    ----------                                        ----------
Total.....................          33,498,643                                        31,946,545
                                    ==========                                        ==========

---------------

(1) Column (a) does not include 2,759,206 shares with a weighted-average exercise price of $36.84 per share which were assumed by El Paso under the Executive Award Plan of Sonat Inc. as a result of the merger with Sonat in October 1999. The Executive Award Plan of Sonat Inc. has been terminated and no future awards can be made under it.

(2) In column (c), equity compensation plans approved by stockholders include 2,831,050 shares available for future issuance under the Employee Stock Purchase Plan.

(3) In column (c), equity compensation plans not approved by stockholders include 71,800 shares available for future awards granted under the Restricted Stock Award Plan for Management Employees.

STOCKHOLDER APPROVED PLANS

     2001 Omnibus Incentive Compensation Plan. This plan provides for the grant to officers and key employees of El Paso and its subsidiaries of stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock. A maximum of 6,000,000 shares in the aggregate may be subject to awards under this plan. The plan administrator designates which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a "change in control" (defined in substantially the same manner as under the Key Executive Severance Protection Plan) of El Paso occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; (3) designated amounts of performance units become fully vested; (4) all restrictions placed on awards of restricted stock automatically lapse; and (5) the current year's target bonus amount becomes payable for each officer participating in the plan within 30 days, assuming target levels of performance were achieved by El Paso and the officer for the year in which the change in control occurs, or the prior year if target levels have not been established for the current year, except that no bonus amounts will become payable in connection with a change in control that results solely from a change to the Board of Directors of El Paso. The plan generally may be amended or terminated at any time. Any amendment following a change in control that impairs participants' rights requires participant consent.

     1999 Omnibus Incentive Compensation Plan and 1995 Omnibus Compensation Plan -- Terminated Plans. These plans provided for the grant to eligible officers and key employees of El Paso and its subsidiaries of stock options, stock appreciation rights, limited stock appreciation rights, performance units and restricted stock. These plans have been replaced by the 2001 Omnibus Incentive Compensation Plan.

Although these plans have been terminated with respect to new grants, certain stock options and shares of restricted stock remain outstanding under them. If a "change in control" of El Paso occurs, all outstanding stock options become fully exercisable and restrictions placed on restricted stock lapse. For purposes of the plans, the term "change in control" has substantially the same meaning given such term in the Key Executive Severance Protection Plan.

NON-STOCKHOLDER APPROVED PLANS

     Strategic Stock Plan. This plan is an equity compensation plan that has not been approved by the stockholders. This plan provides for the grant of stock options, stock appreciation rights, limited stock appreciation rights and shares of restricted stock to non-employee members of the Board of Directors, officers and key employees of El Paso and its subsidiaries primarily in connection with El Paso's strategic acquisitions. A maximum of 4,000,000 shares in the aggregate may be subject to awards under this plan. The plan administrator determines which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. If a change in control, as defined earlier under the Key Executive Severance Protection Plan, of El Paso occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; and (3) all restrictions placed on awards of restricted stock automatically lapse. The plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan.

     Restricted Stock Award Plan for Management Employees. This plan is an equity compensation plan which has not been approved by the stockholders. The plan provides for the granting of restricted shares of El Paso's common stock to management employees (other than executive officers and directors) of El Paso and its subsidiaries for specific accomplishments beyond that which are normally expected and which will have a significant and measurable impact on the long-term profitability of El Paso. A maximum of 100,000 shares in the aggregate may be subject to awards under this plan. The plan administrator designates which employees are eligible to participate, the amount of any grant and the terms and conditions (not otherwise specified in the plan) of such grant. The plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan.

     Omnibus Plan for Management Employees. This plan is an equity compensation plan which has not been approved by the stockholders. This plan provides for the grant of stock options, stock appreciation rights, limited stock appreciation rights and shares of restricted stock to salaried employees (other than employees covered by a collective bargaining agreement) of El Paso and its subsidiaries. A maximum of 58,000,000 shares in the aggregate may be subject to awards under this plan. If a change in control, as defined earlier under the Key Executive Severance Protection Plan, of El Paso occurs: (1) all outstanding stock options become fully exercisable; (2) stock appreciation rights and limited stock appreciation rights become immediately exercisable; and (3) all restrictions placed on awards of restricted stock automatically lapse. The plan generally may be amended or terminated at any time, provided that no amendment or termination may impair participants' rights under the plan.

PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors is seeking stockholder ratification of the resolution appointing PricewaterhouseCoopers LLP, 1100 Louisiana Street, Suite 4100, Houston, Texas 77002, as independent certified public accountants for El Paso for fiscal year 2004. PricewaterhouseCoopers LLP has served continuously as El Paso's independent certified public accountants since 1983.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES ARE NOT COUNTED AS VOTES CAST, AND THEREFORE DO NOT AFFECT THE OUTCOME OF THE PROPOSAL.

     If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Board of Directors that it should consider selecting other independent certified public accountants for the following fiscal year. Given the difficulty and expense of making any substitution of accountants after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year 2004 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

     PricewaterhouseCoopers LLP examined El Paso's and its affiliates' financial statements for fiscal year 2003. During fiscal years 2003 and 2002, PricewaterhouseCoopers LLP billed El Paso in the amounts listed below for professional services rendered for the years ended December 31, 2003 and 2002.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for El Paso by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and 2002, were:

                                                             DECEMBER 31,   DECEMBER 31,
                                                                 2003           2002
                                                             ------------   ------------
AUDIT......................................................  $11,100,000    $10,840,000
AUDIT RELATED..............................................    2,620,000        670,000
TAX........................................................      850,000        770,000
ALL OTHER..................................................       90,000        430,000
                                                             -----------    -----------
  TOTAL....................................................  $14,660,000    $12,710,000
                                                             ===========    ===========

     The Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of El Paso, statutory subsidiary and equity investee audits, the review of documents filed with the Securities and Exchange Commission, consents, and the issuance of comfort letters.

     The Audit Related fees for the years ended December 31, 2003, were for professional services rendered for the carve-out audits of businesses disposed of by El Paso, Sarbanes-Oxley Act of 2002 Section 404 readiness assessment, responding to inquiries of certain federal agencies related to audit work performed, working capital review of certain discontinued operations, accounting consultations, and other attest services. Fees for the year ended December 31, 2002, were for services rendered for internal audit services, due diligence related to acquisitions, accounting consultations pertaining to divestitures, and other attest services.

     Tax fees for the years ended December 31, 2003 and 2002, respectively, were for professional services related to tax compliance and tax planning.

     All Other fees for the year ended December 31, 2003, were for professional services rendered for other advisory services. Fees for the year ended December 31, 2002, were for services rendered for risk management and environmental advisory services.

     El Paso's Audit Committee has adopted a pre-approval policy for audit and non-audit services. See page 9 of this proxy statement for a description of this policy.

     The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised. A representative of PricewaterhouseCoopers LLP will be at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to answer appropriate questions.

WE RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EL PASO FOR THE FISCAL YEAR 2004.

PROPOSAL NO. 3 -- STOCKHOLDER PROPOSAL: STOCK OPTION EXPENSING PROPOSAL

     The Advisors' Inner Circle Fund/United Association S&P 500 Index Fund, 1 Freedom Valley Drive, Oaks, PA 19456, the beneficial owner of 36,945 shares of common stock has indicated it will present a proposal for action at the 2004 Annual Meeting as follows:

                        "STOCK OPTION EXPENSING PROPOSAL

     Resolved, that the stockholders of El Paso Corporation ("Company") hereby request that the Company's Board of Directors establish a policy of expensing in the Company's annual income statement the costs of all future stock options issued by the Company.

     SUPPORTING STATEMENT: Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Many companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company's operational earnings.

     Stock options are an important component of our Company's executive compensation program. We believe that the lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.

     "The failure to expense stock option grants has introduced a significant distortion in reported earnings," stated Federal Reserve Board Chairman Greenspan. "Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options is a Bandwagon Worth Joining," Aug. 16, 2002.

     Warran Buffett wrote in a New York Times Op-Ed piece on July 24, 2002:

        There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it's justified.

        For many years, I've had little confidence in the earnings numbers reported by most corporations. I'm not talking about Enron and WorldCom -- examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings.

        Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings.

        Without blushing, almost all CEOs have told their shareholders that options are cost-free. . .

        When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don't belong in the earnings statement, where in the world do they belong?

     Bear Stearns recently reported that more than 356 companies are expensing stock options or have indicated their intention to do so. 101 of these companies are S&P 500 companies, representing 39% of the index based on market capitalization. See Bear Stearns Equity Research, Sept. 4, 2003, "More Companies Voluntarily Adopt Fair Value Expensing of Employee Stock Options."

        This Fund, along with other Building Trades' union pension funds, sponsored this expensing proposal last proxy season and received majority votes at 26 companies, including Fluor, Calpine, Georgia-Pacific, U.S. Bancorp, Thermo Electron, Veritas Software, Apple Computer and Kohl's. We urge your support for this important reform."

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     The issue of whether to expense stock options has not been definitively resolved by accounting authorities. Current accounting rules allow companies to choose whether to include the grant of stock options on their income statement as an expense, or to disclose in the notes to their financial statements the impact that expensing equity-based compensation would have had on reported earnings. El Paso, like many corporations, does not expense stock options and discloses the impact of expensing in the notes to its annual financial statements. El Paso believes that this method of accounting adequately informs stockholders of the financial impact of stock options and makes it easier to compare El Paso's financial performance with that of other companies.

     In addition to reducing the comparability of El Paso's financial statements with that of other companies, expensing options would not provide stockholders with additional useful information. El Paso already discloses in the notes to its consolidated financial statements pro forma net earnings and earnings per share as if El Paso had expensed equity-based compensation. Such disclosure adequately informs stockholders of the financial impact of equity-based compensation such as stock option grants on El Paso's financial performance.

     The expensing of stock options also raises several difficult issues that have not yet been resolved. Stock options are difficult to value accurately, and valuation involves opinions and assumptions that vary from company to company. Moreover, there are transition issues raised by a change in accounting treatment to expense stock options. The companies that have decided to expense options have not adopted consistent valuation methods or transition approaches. This lack of a reliable, standard method of valuing stock options and questions about transitioning to expensing also will increase the difficulty of comparing financial results.

     To summarize, your Board of Directors believes that the proposal of the Advisors' Inner Circle Fund/ United Association S&P 500 Fund is not in the best interests of El Paso or its stockholders. WE URGE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless the stockholder otherwise specifies.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL FOR EXPENSING STOCK OPTIONS.

PROPOSAL NO. 4. -- STOCKHOLDER PROPOSAL: COMMONSENSE EXECUTIVE COMPENSATION
                   PROPOSAL

     The Central Laborers' Pension Fund, P.O. Box 1267, Jacksonville, IL 62651, the beneficial owner of 3,776 shares of common stock has indicated it will present a proposal for action at the 2004 Annual Meeting as follows:

                  "COMMONSENSE EXECUTIVE COMPENSATION PROPOSAL

     Resolved, that the shareholders of El Paso Corporation ("Company") request that the Company's Board of Directors and its Executive Compensation Committee replace the current system of compensation for senior executives with the following "Commonsense Executive Compensation" program including the following features:

          (1) Salary -- The chief executive officer's salary should be targeted at the mean of salaries paid at peer group companies, not to exceed $1,000,000 annually. No senior executive should be paid more than the CEO.

          (2) Annual Bonus -- The annual bonus paid to senior executives should be based on well-defined quantitative (financial) and qualitative (non-financial) performance measures. The maximum level of annual bonus should be a percentage of the executive's salary level, capped at 100% of salary.

          (3) Long-Term Equity Compensation -- Long-term equity compensation to senior executives should be in the form of restricted shares, not stock options. The restricted share program should utilize justifiable performance criteria and challenging performance benchmarks. It should contain a vesting requirement of at least three years. Executives should be required to hold all shares awarded under the program for the duration of their employment. The value of the restricted share grant should not exceed $1,000,000 on the date of grant.

          (4) Severance -- The maximum severance payment to a senior executive should be no more than one year's salary and bonus.

          (5) Disclosure -- Key components of the executive compensation plan should be outlined in the Compensation Committee's report to shareholders, with variances from the Commonsense program explained in detail.

     The Commonsense compensation program should be implemented in a manner that does not violate any existing employment agreement or equity compensation plans.

     SUPPORTING STATEMENT: We believe that compensation paid to senior executives at most companies, including ours, is excessive, unjustified, and contrary to the interests of the Company, its shareholders, and other important corporate constituents. CEO pay has been described as a "wasteland that has not been reformed." (Institutional Shareholder Services senior vice-president, Wall Street Journal, "Executive Pay Keeps Rising, Despite Outcry," October 3, 2003). As of 2002, the CEO-worker pay gap of 282-to-1 was nearly seven times as large as the 1982 ratio of 42-to-1 according to the United for a Fair Economy's Tenth Annual CEO Compensation Survey ("Executive Excess 2003 -- CEO's Win, Workers and Taxpayers Lose.")

     We believe that it is long past time for shareholders to be proactive and provide companies clear input on the parameters of what they consider to be reasonable and fair executive compensation. We believe that executive compensation should be designed to promote the creation of long-term corporate value. The Commonsense executive compensation principles seek to focus senior executives, not on quarterly performance numbers, but on long-term corporate value growth, which should benefit all the important constituents of the Company. We challenge our Company's leadership to embrace the ideas embodied in the Commonsense proposal, which still offers executives the opportunity to build personal long-term wealth but only when they generate long-term corporate value."

               STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION
                          TO THE STOCKHOLDER PROPOSAL

     Your Board of Directors believes that the proposal is contrary to the interests of El Paso and our stockholders and, accordingly, is recommending that our stockholders vote AGAINST the proposal for the following reasons:

     The main purposes of El Paso's compensation policies are to maximize stockholder value over the long term, and to attract, motivate and retain competent executives. El Paso's Compensation Committee, with assistance from independent executive compensation consultants, designs compensation policies that are intended to facilitate the achievement of these objectives. El Paso's compensation programs are competitive and consistent with comparable companies, align executive compensation with stockholder interest, and link pay to the performance of the individual and El Paso. The proposal would limit the amount and type of compensation that could be offered to El Paso's senior executive officers. Such a proposal would prevent El Paso from aligning the interests of its senior executives with those of its stockholders, and would put El Paso at a competitive disadvantage for hiring and retaining top executive talent.

     By placing limits on salaries and bonuses, the proposal would restrict the Compensation Committee's discretion in setting competitive compensation for senior executives. The Compensation Committee believes that the compensation program of senior executive officers should not only be adequate to attract, motivate and retain competent executive personnel, but should also be directly and materially related to the short-term and long-term objectives and operating performance of El Paso. To achieve these ends, salaries and bonuses are, to a significant extent, dependent upon El Paso's financial performance and the return on its common stock. Specifically, the Compensation Committee targets the 50th percentile of El Paso's peer group of companies for establishing total direct cash compensation (base salary and annual cash incentive bonus) and long-term equity awards. The Board of Directors believes that such an arrangement is necessary to make certain that the interests of El Paso's executives are aligned with those of its stockholders. However, to ensure that El Paso is strategically and competitively positioned for the future, the Compensation Committee also has the discretion to attribute weight to other factors in determining executive compensation. After examining all of these factors, the Compensation Committee arrives at the appropriate amounts of executive compensation. Limiting the Compensation Committee's flexibility in setting executive compensation for senior executives would prevent El Paso from offering its senior executives salaries and bonuses that are commensurate with their individual performance and the performance of El Paso, and competitive with comparable companies.

     The proposal would also restrict the amounts and types of incentive compensation that El Paso could offer its senior executives. Incentive compensation is an important part of the compensation package for senior executive officers. Incentive compensation focuses management on the long-term interests of El Paso's stockholders, encourages the achievement of performance goals and aligns the interests of senior executives with those of El Paso's stockholders. Stock options and other forms of incentive compensation are also commonly used by many of El Paso's competitors. The Board of Directors believes that it must offer El Paso's senior executives competitive employment packages to retain its current executives, and to remain competitive when recruiting executives in the future. By limiting the amounts and types of incentive compensation available to senior executives, the proposal removes incentives to achieve long-range performance goals and makes El Paso less attractive when attempting to hire and retain the best executive talent.

     Finally, the proposal would limit the amount of severance payments that could be offered to El Paso's senior executives. Severance packages provide financial security against possible job loss and, in the context of a change of control, allow an executive officer to objectively advise the Board of Directors whether the bid is in the best interests of El Paso's stockholders without regard to the potential impact on that executive's job security. Severance packages are a common feature of executive employment agreements and the Compensation Committee expends a great deal of effort to ensure that the severance packages offered by El Paso are competitive with those offered by El Paso's peers. Restricting the amounts that El Paso may offer as severance payments would significantly limit El Paso's ability to successfully attract and retain senior executives.

     For the reasons described above, the Board of Directors believes that the proposal of Central Laborers' Pension Fund is inconsistent with El Paso's executive compensation principles and practices and not in the best interests of our stockholders. WE URGE STOCKHOLDERS TO VOTE AGAINST THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless the stockholder otherwise specifies.

WE RECOMMEND THAT YOU VOTE "AGAINST" THIS STOCKHOLDER PROPOSAL TO RESTRICT EXECUTIVE COMPENSATION.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires El Paso's directors, certain officers and beneficial owners of more than 10% of a registered class of El Paso's equity securities to file reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and beneficial owners of more than 10% of El Paso's equity securities are also required by SEC regulations to furnish El Paso with copies of all such reports that they file. Based on El Paso's review of copies of such forms and amendments provided to it, El Paso believes that all filing requirements were timely complied with during the fiscal year ended December 31, 2003.

                                          By Order of the Board of
                                          Directors

                                          /s/ DAVID L. SIDDALL
                                          ------------------------------
                                              DAVID L. SIDDALL
                                            Corporate Secretary

Houston, Texas
October 7, 2004

Exhibit A -- Audit Committee Charter

                                                                       EXHIBIT A

(EL PASO LOGO)

                            AUDIT COMMITTEE CHARTER

                                   OBJECTIVES

     The Audit Committee is a committee of El Paso Corporation's (the "Company") Board of Directors (the "Board"). Its primary purposes are to (A) assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements (including disclosure controls and procedures), the evaluation of the independent auditor's qualifications, independence and performance and the performance of the Company's internal audit functions and
(B) prepare the report by the Audit Committee required by the Securities and Exchange Commission's ("SEC") to be included in the Company's proxy statement, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC. The Audit Committee provides an open avenue of communication between the internal auditors, the independent accountants, and the Board.

                            MEMBERSHIP AND POLICIES

     - The Board, based upon a recommendation by the Governance Committee of the Board, shall appoint the Chairperson and members of the Committee annually. The Audit Committee shall be composed of not less than three members of the Board, each of whom shall qualify as "independent" (pursuant to Section 10A of the Securities Exchange Act of 1934, and the rules of the SEC thereunder, and the rules adopted by the New York Stock Exchange). Members of the Committee may be removed from the Committee by action of the full Board.

     - Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     - Subject to any phase-in period adopted by the SEC, at least one member of the Audit Committee shall be an "audit committee financial expert," as such term is defined in the rules adopted by the SEC and interpreted by the Company's Board in its business judgment; provided, however, that if at least one member of the Audit Committee is not determined by the Board to be an "audit committee financial expert," then the Company shall disclose such determination and the reasons for such determination as required by applicable SEC rules. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Company's board interprets such qualification in its business judgment in accordance with the rules of the New York Stock Exchange; provided, however, that this may be the same individual as the member who is an "audit committee financial expert" (if any) described in the preceding sentence.

     - Audit Committee members shall not serve on the audit committee of more than two other publicly traded companies unless the Board first determines that the simultaneous service does not impair the Audit Committee member's ability to effectively serve on this Company's Audit Committee and discloses such determination in the Company's annual proxy statement.

     - The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. Such engagement shall not require approval of the Board. The Company shall provide appropriate funding, as determined by the Audit Committee for (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation for independent counsel and other advisers retained by the Audit Committee, and

       (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out is duties.

     - The Audit Committee shall establish a schedule of meetings each year in order to discharge its responsibilities, and shall meet at least quarterly, and more frequently as circumstances require. The Audit Committee may also meet by telephone conference call or any other means permitted by law or the Company's By-laws.

     - In discharging its duties under this Charter, the Committee may investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, may conduct meetings or interview with any officer or employee of the Company, the Company's outside counsel, internal audit service providers, independent auditors, or consultants to the Committee and may invite any such persons to attend one or more meetings of the Committee.

     - The Committee may designate one or more subcommittees consisting of at least one member to address specific issues on behalf of the Committee. In addition, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve any transaction for which such delegation is permissible under applicable law and the rules of the New York Stock Exchange, provided that such pre-approval decision is subsequently presented to the full Audit Committee at its next scheduled meeting.

     - A Secretary, who need not be a member of the Committee, shall be appointed by the Committee to keep minutes of all meetings of the Committee and such other records as the Committee deems necessary and appropriate.

     - The Audit Committee shall make regular reports to the Board on its activities and shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

                                   FUNCTIONS

A. INDEPENDENT AUDITOR

     - The Audit Committee shall be directly responsible for the appointment, termination, compensation, retention, evaluation and oversight of the work of the independent auditing firm engaged by the Company (including resolution of disputes between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing any other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee. The Audit Committee's selection of the Company's independent auditor may be subject to shareholder approval if required by law or by the Company's Restated Certificate of Incorporation or By-laws. The Committee shall have sole authority to approve all audit engagement fees and terms and all significant non-audit engagements. All auditing services and permitted non-audit services provided to the Company by the independent auditor shall be pre-approved by the Audit Committee in accordance with applicable law and the Committee shall consider whether the provision of any non-audit services is compatible with the independent auditor's independence. These responsibilities do not preclude the Committee from obtaining the input of management, but these responsibilities may not be delegated to management. Similarly, while the Committee retains ultimate oversight over the independent audit function, management may consult with the independent auditor whenever necessary.

     - The Audit Committee shall evaluate, at least annually, the independent auditor's qualifications, performance and independence, including a view and evaluation of the lead partner of the independent auditor. In connection with each such evaluation, the Audit Committee shall obtain and review a formal written report by the independent auditor which (a) describes the audit firm's internal quality control procedures, (b) describes any material issues raised by the most recent internal quality control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the auditing firm and steps taken to address the issues, and (c) delineates all relationships between the independent auditor and the Company in order to assess the auditor's independence. The Audit Committee shall also review and evaluate the lead partner of the independent auditor. In making its evaluations, the Audit Committee shall consult with and take into consideration the opinions of management and the Company's internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     - In addition to assuring the regular rotation of audit partners as required by law, the Audit Committee shall consider whether, in order to ensure continuing auditor independence, there should be regular rotation of the audit firm itself.

     - The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditor in compliance with applicable law and listing standards. At a minimum, the Audit Committee will adopt hiring policies in compliance with Section 10A(l) of the Securities Exchange Act of 1934 and applicable New York Stock Exchange rules.

B. OVERSIGHT OF FINANCIAL STATEMENTS, INTERNAL CONTROLS OVER FINANCIAL REPORTING AND DISCLOSURE CONTROLS AND PROCEDURES

     - The Audit Committee shall meet with management and the independent auditor to discuss the annual and quarterly financial statements (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), and to discuss such other filings with the SEC as the Committee deems necessary. The Audit Committee shall review and discuss the financial information to be included in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and shall include a review and discussion of any matters required to be communicated to the Committee by the independent auditor under generally accepted accounting standards, applicable law or regulation, applicable listing standards (including the rules of the New York Stock Exchange). Following such a review and discussion of the financial information to be included in the annual report on Form 10-K, the Committee shall make a determination whether to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K.

     - The Audit Committee shall discuss generally the types of information to be disclosed, and the type of presentation to be made, with regard to earnings press releases and financial information and earnings guidance given to analysts and rating agencies with a special emphasis on reviewing pro forma or adjusted non-GAAP data.

     - The Audit Committee shall meet periodically with management to discuss risk assessment and risk management guidelines and policies and the Company's significant risk exposures (whether financial, operating or otherwise), as well as the steps management has taken to monitor and control these exposures. The Audit Committee shall also discuss the Company's major risk exposures with the Company internal and independent auditors. By such review and discussion, the Audit Committee does not assume responsibility for risk management.

     - The Audit Committee may meet in executive session (without management or independent auditors present), and shall meet, at least once a quarter, with each of Company management, internal audit and the independent auditor in separate executive sessions.

     - The Audit Committee shall review with the Corporate Controller and the independent auditor any changes in accounting policies as well as any other significant financial reporting issues.

     - The Audit Committee shall review with the independent auditor (a) plans and scope for each annual audit, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of the audit, (b) the results of the annual audit and resulting opinion (including major issues regarding accounting and auditing principles and practices), and (c) the adequacy of the Company's internal controls including any annual report of management on internal controls over financial reporting and any attestation of such report by the independent auditor.

     - The Audit Committee shall review with the independent auditor any audit problems or difficulties and management's responses, including (a) accounting adjustments that the auditors noted or proposed but were "passed" (as immaterial or otherwise), (b) any significant disagreements with management, (c) any restrictions on the scope of activities or access to information, (d) communications between the audit team and its national office with respect to issues presented by the engagement team, and (e) any management or internal control letter issued or proposed to be issued by the audit firm to the Company. This review shall also include discussion of the responsibilities, budget and staffing of the Company's internal audit functions.

     - The Committee shall review with the Chief Executive Officer, the Chief Financial Officer and the General Counsel the Company's disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

     - The Audit Committee shall establish and maintain procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     - The Audit Committee shall review with management and the independent auditor any correspondence with regulators or government agencies and any published reports which raise issues regarding the Company's financial statements or accounting policies.

     - The Audit Committee shall meet periodically with the Company's general counsel and other appropriate legal staff of the Company to review material legal affairs of the Company, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     - The Audit Committee shall prepare the report for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations of the SEC and the New York Stock Exchange, as applicable.

C. INTERNAL AUDIT

     - The Audit Committee shall discuss with management and the internal auditor and review the internal audit function established by the Company as required by the New York Stock Exchange.

     - The Audit Committee shall participate in the selection or removal of the head of internal audit.

     - The Audit Committee shall review annually with the head of internal audit: (a) audit plans and scope for internal audit activities, (b) results of audits performed, (c) adequacy of the Company's internal controls, (d) a summary of compliance with the Company's Code of Business Conduct, and (e) the internal audit department charter.

     - The Audit Committee shall review with the head of internal audit and the independent auditor the coordination of the audit effort to ensure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     - The Audit Committee shall meet, on a quarterly basis, with the head of internal audit, the independent auditor and management to discuss (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

D. OTHER DUTIES AND FUNCTIONS

     - The Audit Committee shall review and reassess the adequacy of this charter at least annually and submit any proposed changes to the Board for approval.

     - The Audit Committee shall conduct an annual performance evaluation in accordance with the rules adopted by the New York Stock Exchange, which may be done in conjunction with the annual evaluations of the Board and committees thereof conducted by the Governance Committee.

     - The Audit Committee will perform such other functions as assigned by applicable law, the rules adopted by the New York Stock Exchange, the Company's restated certificate of incorporation or By-laws, or the Board.

     - While the Audit Committee has the responsibilities and powers set forth in this Charter, members of the Audit Committee are not employees of the Company and are entitled to rely on the integrity of the Company's management and the independent auditor. The Audit Committee has neither the duty nor the responsibility to (1) conduct audit, accounting or legal reviews, or (2) ensure that the Company's financial statements are complete, accurate and in accordance with GAAP. Rather, the Company's management is responsible for the Company's financial reporting process, internal audit process, and the preparation of the Company's financial statements in accordance with GAAP. The Company's independent auditor is responsible for auditing those financial statements.

Effective: February 4, 2004

EL PASO CORPORATION

c/o EquiServe Trust Company, N.A.
P.O. Box 8694
Edison, NJ 08818-8694



                            -----------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

     VOTE-BY-INTERNET                             VOTE-BY-TELEPHONE
     Log on to the internet and go to   OR        Call toll-free
     http://www.eproxyvote.com/ep                 1-877-PRX-VOTE (1-877-779-8683)
                                                  If outside the continental U.S. call
                                                  collect on a Touch-Tone Phone (201-536-8073).

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.



                                  DETACH HERE
--------------------------------------------------------------------------------

     PLEASE MARK
X    VOTES AS IN                                                      1107
     THIS EXAMPLE.

        The Board of Directors recommends a vote FOR proposals 1 and 2.

                                                                                                              FOR  AGAINST   ABSTAIN
1.   Election of Directors.                                      2.   Ratification of the appointment of
     NOMINEES: (01) John M. Bissell, (02) Juan Carlos Braniff,        PricewaterhouseCoopers LLP as           ---    ---       ---
     (03) James L. Dunlap, (04) Douglas L. Foshee,                    independent certified public
     (05) Robert W. Goldman, (06) Anthony W. Hall, Jr.,               accountants for fiscal year ending
     (07) Thomas R. Hix, (08) William H. Joyce,                       December 31, 2004.
     (09) Ronald L. Kuehn, Jr., (10) J. Michael Talbert,
     (11) John L. Whitmire, (12) Joe B. Wyatt


         FOR                    WITHHOLD           MARK HERE
     ALL NOMINEES   ---  ---  AUTHORITY TO            FOR        ---
     LISTED ABOVE             VOTE FOR ALL          COMMENTS
                                NOMINEES
                              LISTED ABOVE
                                                   MARK HERE
                                                  FOR ADDRESS    ---
                                                   CHANGE AND
                                                  NOTE AT LEFT

     ____   _________________________________________________
            For all nominees except as noted above.


[                                                           ]    The Board of Directors recommends a vote AGAINST
                                                                                proposals 3 and 4.
                                                                                                               FOR  AGAINST  ABSTAIN
                                                                 3. Approval of Stockholder Proposal regarding
                                                                    expensing costs of all future stock options
                                                                    in the annual income statement.             ---   ---      ---

                                                                 4. Approval of Stockholder Proposal regarding
                                                                    Commonsense Executive Compensation.         ---   ---      ---

                                                                 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                                                                 THE ENCLOSED ENVELOPE. Please sign exactly as your name appears.
                                                                 If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign with the full corporation name by President or other authorized officer.
                                                                 If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.


Signature:                      Date:               Signature:                    Date:
          ---------------------      -------------            -------------------      --------------

                                  DETACH HERE
--------------------------------------------------------------------------------


                      SOLICITED BY THE BOARD OF DIRECTORS

                              EL PASO CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 18, 2004


         The undersigned hereby appoints Douglas L. Foshee and Robert W. Baker, and each or any of them jointly, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Corporation, held of record by the undersigned on September 20, 2004 at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010 on Thursday, November 18, 2004, and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve for election, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.


SEE REVERSE   (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)   SEE REVERSE
   SIDE                                                                  SIDE

(EL PASO LOGO)
EL PASO CORPORATION      VOTE BY INTERNET - www.proxyvote.com
ATTN: ARMIDA ESTRADA     Use the Internet to transmit your voting instructions
1001 LOUISIANA           and for electronic delivery of information up until
HOUSTON, TX 77002        11:59 P.M. Eastern Time the day before the cut-off
                         date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                         VOTE BY PHONE - 1-800-690-6903
                         Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                         VOTE BY MAIL
                         Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to El Paso Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                                   YOUR VOTE IS IMPORTANT!
                         DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY
                                   TELEPHONE OR INTERNET.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                      ELPASO          KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EL PASO CORPORATION

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
   FOR PROPOSALS 1 AND 2

   VOTE ON DIRECTORS                                                   FOR  WITHHOLD  FOR ALL   To withhold authority to vote, mark
                                                                       ALL    ALL     EXCEPT    "For All Except" and write the
                                                                                                nominee's number on the line below.
   1. Election of Directors
      Nominees: (01) John M. Bissell       (07) Thomas R. Hix          [ ]    [ ]       [ ]     __________________________________
                (02) Juan Carlos Braniff   (08) William H. Joyce
                (03) James L. Dunlap       (09) Ronald L. Kuehn, Jr.
                (04) Douglas L. Foshee     (10) J. Michael Talbert
                (05) Robert W. Goldman     (11) John L. Whitmire
                (06) Anthony W. Hall, Jr.  (12) Joe B. Wyatt

   VOTE ON PROPOSALS                                                                                  FOR    AGAINST   ABSTAIN

   2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent certified public
      accountants for fiscal year ending December 31, 2004.                                           [ ]      [ ]       [ ]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

   3. Approval of Stockholder Proposal regarding expensing costs of all future stock options in the
      annual income statement.                                                                        [ ]      [ ]       [ ]

   4. Approval of Stockholder Proposal regarding Commonsense Executive Compensation.                  [ ]      [ ]       [ ]

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
   PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

   ___________________________________________   _______________________________


   ___________________________________________   _______________________________
   Signature [PLEASE SIGN WITHIN BOX]     Date   Signature (Joint Owners)   Date

--------------------------------------------------------------------------------


                      SOLICITED BY THE BOARD OF DIRECTORS

                              EL PASO CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 18, 2004


         The undersigned hereby appoints Douglas L. Foshee and Robert W. Baker, and each or any of them, with power of substitution, as proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Corporation, held of record by the undersigned on September 20, 2004 at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010 on Thursday, November 18, 2004, and at any adjournment(s) or postponement(s) of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named nominees for Director should be unavailable to serve for election, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.


SEE REVERSE   (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)   SEE REVERSE
    SIDE                                                                 SIDE

                        CONFIDENTIAL VOTING INSTRUCTIONS
                               EL PASO CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2004
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:      STATE STREET BANK AND TRUST COMPANY, TRUSTEE UNDER
         EL PASO CORPORATION RETIREMENT SAVINGS PLAN

         The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on September 20, 2004, the record date, at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010, on Thursday, November 18, 2004, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Enclosed please find the Notice of Annual Meeting of Stockholders and Proxy Statement, the El Paso Corporation 2003 Annual Report, this voting instruction card and a postage-paid return envelope.

          If this voting instruction card is completed, dated, signed and returned in the accompanying envelope to the Trustee by November 16, 2004, the shares of stock represented by this voting instruction card will be voted in the manner directed herein by the undersigned. If this voting instruction card is properly executed and returned without direction given, the shares represented by this voting instruction card will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

         IF THIS VOTING INSTRUCTION CARD IS NOT RETURNED TO THE TRUSTEE, THE TRUSTEE SHALL VOTE THE SHARES OF STOCK REPRESENTED BY THIS VOTING INSTRUCTION CARD IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH THE TRUSTEE DID RECEIVE CLEAR AND TIMELY INSTRUCTIONS FROM OTHER PLAN PARTICIPANTS AS VOTED.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

         ADDRESS CHANGES/COMMENTS:

         -------------------------------------------------------------

         -------------------------------------------------------------

[ELPASO LOGO]                       VOTE BY INTERNET - www.proxyvote.com
EL PASO CORPORATION                 Use the internet to transmit your voting
ATTN:  ARMIDA ESTRADA               instructions and for electronic delivery of
1001 LOUISIANA                      information up until 11:59 P.M. Eastern Time
HOUSTON, TX  77002                  the day before the cut-off date.   Have
                                    your voting instruction card in hand when
                                    you access the web site. You will be
                                    prompted to enter your 12-digit Control
                                    Number which is located below to obtain your
                                    records and to create an electronic voting
                                    instruction form.


                                    VOTE BY PHONE - 1-800-690-6903
                                    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.
                                    Eastern Time the day before the cut-off
                                    date. Have your voting instruction card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Voice provides you.

                                    VOTE BY MAIL
                                    Mark, sign, and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to El Paso Corporation, c/o ADP, 51 Mercedes
                                    Way, Edgewood, NY 11717. Your card must be received by 11:59 P.M. Eastern Time the day before the cut-off date to be included in the tabulation.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
-------------------------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

EL PASO CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.  Election of Directors-Nominees:
     (01) John M. Bissell, (02) Juan Carlos Braniff,                          For All Nominees      Withhold Authority to
     (03) James L. Dunlap, (04) Douglas L. Foshee,                                                  Vote for all Nominees
     (05) Robert W. Goldman, (06) Anthony W. Hall, Jr.,                           [ ]                         [ ]
     (07) Thomas R. Hix, (08) William H. Joyce,
     (09) Ronald L. Kuehn, Jr., (10) J. Michael Talbert,                          [ ]
     (11) John L. Whitmire, (12) Joe B. Wyatt                                                  --------------------------------
                                                                                               For all Nominees Except as Noted

2.  Ratification of the appointment of PricewaterhouseCoopers LLP as              For               Against             Abstain
    Independent Certified Public Accountants for fiscal year ending               [ ]                 [ ]                 [ ]
    December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

3.  Approval of Stockholder Proposal regarding expensing costs of all             For               Against             Abstain
    future stock options in the annual income statement.                          [ ]                 [ ]                 [ ]

4.  Approval of Stockholder Proposal regarding Commonsense Executive              For               Against             Abstain
    Compensation.                                                                 [ ]                 [ ]                 [ ]

IMPORTANT: PLEASE MARK, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF HELD JOINTLY, BOTH PARTIES MUST SIGN AND DATE.


---------------------------------     -------    ----------------------    -----
Signature (PLEASE SIGN WITHIN BOX)    Date       Signature (Joint Owner)    Date

                        CONFIDENTIAL VOTING INSTRUCTIONS
                               EL PASO CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2004
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO:      STATE STREET BANK AND TRUST COMPANY, TRUSTEE UNDER
         EL PASO CORPORATION BENEFITS PROTECTION TRUST

         The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on September 20, 2004, the record date, at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010, on Thursday, November 18, 2004, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Enclosed please find the Notice of Annual Meeting of Stockholders and Proxy Statement, the El Paso Corporation 2003 Annual Report, this voting instruction card and a postage-paid return envelope.

          If this voting instruction card is completed, dated, signed and returned in the accompanying envelope to the Trustee by November 16, 2004, the shares of stock represented by this voting instruction card will be voted in the manner directed herein by the undersigned. If this voting instruction card is properly executed and returned without direction given, the shares represented by this voting instruction card will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

         IF THIS VOTING INSTRUCTION CARD IS NOT RETURNED TO THE TRUSTEE, THE TRUSTEE SHALL VOTE THE SHARES OF STOCK REPRESENTED BY THIS VOTING INSTRUCTION CARD IN ITS DISCRETION.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

         ADDRESS CHANGES/COMMENTS:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

[ELPASO LOGO]                          VOTE BY MAIL
EL PASO CORPORATION                    Mark, sign, and date your voting instruction
ATTN:  ARMIDA ESTRADA                  card and return it in the postage-paid envelope
1001 LOUISIANA                         we have provided. Your card must be received
HOUSTON, TX  77002                     by 11:59 P.M. Eastern Time the day before the cut-off
                                       date to be included in the tabulation
----------------------------------------------------------------------------------------------


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

EL PASO CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.  Election of Directors-Nominees:
     (01) John M. Bissell, (02) Juan Carlos Braniff,                          For All Nominees      Withhold Authority to
     (03) James L. Dunlap, (04) Douglas L. Foshee,                                                  Vote for all Nominees
     (05) Robert W. Goldman, (06) Anthony W. Hall, Jr.,                         [ ]                        [ ]
     (07) Thomas R. Hix, (08) William H. Joyce,
     (09) Ronald L. Kuehn, Jr., (10) J. Michael Talbert,                        [ ]                --------------------------------
     (11) John L. Whitmire, (12) Joe B. Wyatt                                                      For all Nominees Except as Noted

2.  Ratification of the appointment of PricewaterhouseCoopers LLP as                    For          Against             Abstain
    Independent Certified Public Accountants for fiscal year ending                     [ ]            [ ]                  [ ]
    December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

3.  Approval of Stockholder Proposal regarding expensing costs of all                   For          Against             Abstain
    future stock options in the annual income statement.                                [ ]            [ ]                  [ ]

4.  Approval of Stockholder Proposal regarding Commonsense Executive                    For          Against             Abstain
    Compensation.                                                                       [ ]            [ ]                  [ ]

IMPORTANT: PLEASE MARK, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF HELD JOINTLY, BOTH PARTIES MUST SIGN AND DATE.

------------------------------------------------- ---------------- ------------------------------------------------ --------------

------------------------------------------------- ---------------- ------------------------------------------------ --------------
Signature (PLEASE SIGN WITHIN BOX)                     Date            Signature (Joint Owner)                             Date

                        CONFIDENTIAL VOTING INSTRUCTIONS
                               EL PASO CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2004
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


TO: THE MANAGEMENT BOARD OF THE VALERO ARUBA THRIFT FOUNDATION, MANAGEMENT BOARD OF THE VALERO REFINING COMPANY - ARUBA N.V. THRIFT PLAN

         The undersigned hereby directs the Management Board to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on September 20, 2004, the record date, at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel Houston, 1300 Lamar Street, Houston, Texas 77010, on Thursday, November 18, 2004, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

          If this voting instruction card is completed, dated, signed and returned in the accompanying envelope to the Management Board by November 15, 2004, the shares of stock represented by this voting instruction card will be voted in the manner directed herein by the undersigned. If this voting instruction card is properly executed and returned without direction given, the shares represented by this voting instruction card will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

         IF THIS VOTING INSTRUCTION CARD IS NOT RETURNED TO THE MANAGEMENT BOARD, THE MANAGEMENT BOARD SHALL VOTE THE SHARES OF STOCK REPRESENTED BY THIS VOTING INSTRUCTION CARD IN ITS DISCRETION.

               TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.



         ADDRESS CHANGES/COMMENTS:

         ---------------------------------------------------------------

         ---------------------------------------------------------------


[ELPASO LOGO]                       VOTE BY INTERNET - www.proxyvote.com
EL PASO CORPORATION                 Use the internet to transmit your voting
ATTN:  ARMIDA ESTRADA               instructions and for electronic delivery of
1001 LOUISIANA                      information up until 11:59 P.M. Eastern Time
HOUSTON, TX  77002                  the day before the cut-off date or meeting
                                    date. Have your voting instruction card in
                                    hand when you access the web site. You will
                                    be prompted to enter your 12-digit Control
                                    Number which is located below to obtain your
                                    records and to create an electronic voting
                                    instruction form.

                                    VOTE BY PHONE - 1-800-690-6903
                                    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.
                                    Eastern Time the day before the cut-off date or meeting date. Have your voting instruction card in hand when you call. You will be prompted to enter your 12-digit
                                    Control Number which is located below and then follow the simple instructions the Voice provides you.

                                    VOTE BY MAIL
                                    Mark, sign, and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to El Paso Corporation, c/o ADP, 51 Mercedes
                                    Way, Edgewood, NY 11717. Your card must be received by 11:59 P.M. Eastern Time the day before the cut-off or meeting date to be included in the tabulation.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

EL PASO CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.



1.  Election of Directors-Nominees:
     (01) John M. Bissell, (02) Juan Carlos Braniff,                       For All Nominees     Withhold Authority to
     (03) James L. Dunlap, (04) Douglas L. Foshee,                                              Vote for all Nominees
     (05) Robert W. Goldman, (06) Anthony W. Hall, Jr.,                         [ ]                      [ ]
     (07) Thomas R. Hix, (08) William H. Joyce,
     (09) Ronald L. Kuehn, Jr., (10) J. Michael Talbert,
     (11) John L. Whitmire, (12) Joe B. Wyatt                                   [ ]         --------------------------------
                                                                                            For all Nominees Except as Noted

2.  Ratification of the appointment of PricewaterhouseCoopers LLP as            For          Against             Abstain
    Independent Certified Public Accountants for fiscal year ending             [ ]            [ ]                 [ ]
    December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

3.  Approval of Stockholder Proposal regarding expensing costs of all           For          Against             Abstain
    future stock options in the annual income statement.                        [ ]            [ ]                 [ ]

4.  Approval of Stockholder Proposal regarding Commonsense Executive            For          Against             Abstain
    Compensation.                                                               [ ]            [ ]                 [ ]


IMPORTANT: PLEASE MARK, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF HELD JOINTLY, BOTH PARTIES MUST SIGN AND DATE.


----------------------------------- -------- ------------------------ ----------
Signature (PLEASE SIGN WITHIN BOX)    Date    Signature (Joint Owner)     Date